SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

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Filed by a party other than the Registrant            ☐

Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under § 240.14a-12

APPIAN CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

APPIAN CORPORATION
7950 Jones Branch Drive
McLean, Virginia 22102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 3, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders, or Annual Meeting, of APPIAN CORPORATION, a Delaware corporation (the “Company”). The Annual Meeting will be held on Wednesday, June 3, 2026, at 11:00 a.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting, submit questions, and vote online. You will not be able to attend the meeting in person. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/APPN2026 and entering your 16-digit control number (included on the Notice Regarding the Availability of Proxy Materials mailed to you). The purpose of the Annual Meeting will be the following:

1.To elect the eight (8) nominees for director named herein to serve until the 2027 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.
2.To ratify the selection by the Audit Committee of the Board of Directors of BDO USA, P.C. as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026.
3.To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.
4.To approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation.
5.To approve the Amended and Restated 2017 Equity Incentive Plan.
6.To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is April 8, 2026. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof. For the ten days prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder of record for purposes germane to the Annual Meeting at our corporate headquarters during regular business hours. In addition, during the Annual Meeting, that list of stockholders will be available for examination by any stockholder of record at www.virtualshareholdermeeting.com/APPN2026.

By Order of the Board of Directors,

Jaye Campbell
General Counsel and Secretary

McLean, Virginia
April 22, 2026

We are primarily providing access to our proxy materials over the Internet pursuant to the Securities and Exchange Commission’s notice and access rules. On or about April 22, 2026, we expect to mail to our stockholders of record as of April 8, 2026, a Notice of Internet Availability of Proxy Materials that will indicate how to access our 2026 Proxy Statement and 2025 Annual Report on the Internet and will include instructions on how you can receive a paper copy of the Annual Meeting materials, including the notice of annual meeting, proxy statement, and proxy card.

Whether or not you expect to attend the virtual Annual Meeting, please submit voting instructions for your shares promptly using the directions on your Notice, or, if you elected to receive printed proxy materials by mail, your proxy card, to vote by one of the following methods: (1) over the Internet before the Annual Meeting at www.proxyvote.com and during the Annual Meeting at www.virtualshareholdermeeting.com/APPN2026, (2) by telephone by calling the toll-free number 1-800-690-6903, or (3) if you elected to receive printed proxy materials by mail, by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote online if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote online at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

APPIAN CORPORATION
7950 JONES BRANCH DRIVE, MCLEAN, VIRGINIA 22102

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 3, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of Appian Corporation (sometimes referred to as the “Company,” “Appian,” “we,” “us,” or “our”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 22, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Wednesday, June 3, 2026, at 11:00 a.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting through which you can listen to the meeting, submit questions, and vote online. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/APPN2026 and entering your 16-digit control number which is included in the Notice that will be mailed to you. We recommend you log in a few minutes before the Annual Meeting on June 3, 2026 to ensure you are logged in when the meeting starts. Online check-in will begin at 10:55 a.m. Eastern Time.

We have decided to hold a virtual meeting because it improves stockholder access, encourages greater global participation, lowers costs compared to an in-person event, and aligns with our broader sustainability goals. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

Information on how to vote online during the Annual Meeting is discussed below.

Can I ask questions at the Annual Meeting?

Only stockholders of record as of the record date for the Annual Meeting and their proxy holders may submit questions or comments. If you would like to submit a question, you may do so by joining the virtual Annual Meeting at www.virtualshareholdermeeting.com/APPN2026 and typing your question in the box in the Annual Meeting portal.

To help ensure we have a productive and efficient meeting and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. In accordance with the rules of conduct, we ask you limit your remarks to one brief question or comment that is relevant to the Annual Meeting or our business and that remarks are respectful of your fellow stockholders and meeting participants. Questions may be grouped by topic by our management with a representative question read aloud and answered. In addition, questions may be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political, or business interests. Questions will be addressed in the Q&A portion of the Annual Meeting.

What if I need technical assistance accessing or participating in the virtual Annual Meeting?

If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting log-in page. Technical support will be available starting at 10:30 a.m. Eastern Time on June 3, 2026.

Who can vote at the Annual Meeting?

Only stockholders of record of our Class A common stock and Class B common stock at the close of business on April 8, 2026, will be entitled to vote at the Annual Meeting. On this record date, there were 43,275,590 shares of Class A common stock outstanding and entitled to vote and 31,087,485 shares of Class B common stock outstanding and entitled to vote. Holders of our Class A common stock are entitled to one vote for each share held as of the above record date. Holders of our Class B common stock are entitled to ten votes for each share held as of the above record date. Holders of our Class A and Class B common stock will vote together as a single class on all matters described in this proxy statement.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote are present at the meeting or represented by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting or the holders of a majority of the voting power of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

Stockholder of Record: Shares Registered in Your Name

If on April 8, 2026 your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy over the Internet, by telephone, or by mail as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 8, 2026 your shares were held not in your name but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name”, and the Notice is being forwarded to you by that organization. The organization holding your shares is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Will a list of stockholders entitled to vote at the Annual Meeting be available?

For the ten days prior to the Annual Meeting, a list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder of record for purposes germane to the Annual Meeting at our corporate headquarters during regular business hours. To access the list of record stockholders beginning ten days prior to the Annual Meeting and until the meeting, stockholders can schedule an appointment by contacting the Corporate Secretary at (703) 442-8844. In addition, during the Annual Meeting, that list of stockholders will be available for examination by any stockholder of record at www.virtualshareholdermeeting.com/APPN2026.

What am I voting on?

There are five matters scheduled for a vote:

•Proposal No. 1: Election of eight directors;

•Proposal No. 2: Ratification of the selection by the Audit Committee of the Board of Directors of BDO USA, P.C. (“BDO”) as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026; and
•Proposal No. 3: Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with SEC rules.
•Proposal No. 4: Advisory indication of the preferred frequency of future stockholder advisory votes on named executive officer compensation.
•Proposal No. 5: Approval of the Amended and Restated 2017 Equity Incentive Plan.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” any or all of the proposed nominees to the Board or you may “Withhold” your vote for any nominee you specify. Proxies cannot be voted for a greater number of persons than the nominees named in this Proxy Statement. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy over the Internet, by telephone, or by mail as instructed below to ensure your vote is counted. You may still attend the Annual Meeting via the Internet and vote during the Annual Meeting even if you have already voted by proxy.

Vote by Internet

Before the Annual Meeting

To vote through the Internet before the Annual Meeting, go to www.proxyvote.com to complete an electronic proxy card. Have your notice in hand when you access the website and then follow the instructions. If you choose to vote through the Internet before the Annual Meeting, your vote must be received by 11:59 p.m. Eastern Time on June 2, 2026, the day before the Annual Meeting, to be counted.

During the Annual Meeting

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/APPN2026 and entering your 16-digit control number which is included in the notice that will be mailed to you. Have your notice in hand when you access the website and then follow the instructions.

Vote by Telephone

To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Time on June 2, 2026, the day before the Annual Meeting, to be counted. Have your notice in hand when you call.

Vote by Mail

To vote using the proxy card, simply complete, sign, and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a Notice containing voting instructions from that organization rather than from Appian. Simply follow the voting instructions in the Notice to ensure your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from the broker, bank, or other nominee that holds your shares. Follow the instructions from that organization included with these proxy materials or contact that organization to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware you must bear any costs associated with your Internet access such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Class A common stock you own as of April 8, 2026 and ten votes for each share of Class B common stock you own as of April 8, 2026.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, or through the Internet either before or during the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as your nominee (that is, in “street name”) and you do not instruct your broker, bank, or other nominee how to vote your shares, under stock exchange rules your broker or nominee will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a broker or nominee who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At our Annual Meeting, only the ratification of the appointment of BDO as independent registered public accounting firm of the Company for the year ending December 31, 2026 (Proposal No. 2) is considered a routine matter. Accordingly, your broker or nominee may not vote your shares on Proposal Nos. 1, 3, 4 and 5 without your instructions but may vote your shares on Proposal No. 2 even in the absence of your instruction.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominees for director (Proposal No. 1), “For” the ratification of the appointment of BDO as independent registered public accounting firm of the Company for the year ending December 31, 2026 (Proposal No. 2), “For” the advisory approval of named executive officer compensation (Proposal No. 3), for “One Year” as the preferred frequency of future advisory votes on named executive officer compensation (Proposal No. 4), and “For” the approval of Amended and Restated 2017 Equity Incentive Plan

(Proposal No. 5). If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a written notice that you are revoking your proxy to us at Appian Corporation, 7950 Jones Branch Drive, McLean, Virginia 22102, Attention: Secretary.
•You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for the 2027 Annual Meeting of Stockholders?

If you are interested in submitting a proposal for potential inclusion in the proxy statement for our 2027 Annual Meeting of Stockholders, you must follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in the proxy statement, we must receive your stockholder proposal at the address noted below no later than December 24, 2026. However, if the 2027 Annual Meeting of Stockholders is held before May 4, 2027 or after July 3, 2027, then we must receive your stockholder proposal at the address noted below a reasonable time before we begin to print and mail our proxy materials for the 2027 Annual Meeting of Stockholders.

If you wish to present a proposal at the 2027 Annual Meeting of Stockholders but do not wish to have the proposal considered for inclusion in our proxy statement and proxy card, you must also give written notice at the address noted below. We must receive this required notice by the close of business on March 5, 2027 but no sooner than the close of business on February 3, 2027. However, if our 2027 Annual Meeting of Stockholders is held before May 4, 2027 or after July 3, 2027, then we must receive the required notice of a proposal or proposed director candidate no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and no later than the close of business on the later of (1) the 90th day prior to the 2027 Annual Meeting of Stockholders or (2) the tenth day following the date on which public disclosure was made of the date of the 2027 Annual Meeting of Stockholders.

Any proposals for the 2027 Annual Meeting of Stockholders should be sent to our headquarters: Appian Corporation, 7950 Jones Branch Drive, McLean, Virginia 22102, Attention: Secretary.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

Proposal	Vote Required to Approve	Effect of Abstentions	Effect of Broker Non-Votes
(1) Election of Directors	Nominees receiving the most “FOR” votes.	Not applicable	No effect
(2) Ratification of Auditors
“FOR” votes from a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) present or represented by proxy and entitled to vote on the proposal.
		Against	Not applicable, as brokers can vote the shares given this is considered a “routine” matter.
(3) Advisory Approval of the Compensation of our Named Executive Officers
“FOR” votes from a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) present or represented by proxy and entitled to vote on the proposal.
		Against	No effect
(4) Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Named Executive Officer Compensation
The frequency receiving the highest number of votes of the voting power the shares of our Class A common stock and Class B common stock (voting together as a single class) present or represented by proxy and entitled to vote on the proposal.
		No effect	No effect
(5) Approval of Amended and Restated 2017 Equity Incentive Plan
“FOR” votes from a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) present or represented by proxy and entitled to vote on the proposal.
		Against	No effect

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our business affairs are managed under the direction of our Board, which is currently composed of nine members and will be composed of eight members from and after the date of the Annual Meeting.

The Board of Directors has nominated the following eight individuals to stand for election at the Annual Meeting. Each of the nominees listed below, except for Mr. Link, is currently a director of the Company who was previously elected by the stockholders. Mr. Link was recommended to the Nominating and Corporate Governance Committee for nomination by our CEO and appointed to the Board effective January 25, 2026. Mr. McCarthy is not standing for reelection at the Annual Meeting and will retire from the Board effective June 3, 2026. The Board has found each nominee to be qualified based on his or her qualifications, experience, attributes, skills, and whether he or she meets the applicable independence standards. Each director elected and qualified will hold office from the date of their election by the stockholders until the subsequent annual meeting of stockholders and until their successor is duly elected and has been qualified or until such director’s earlier death, resignation, or removal.

Directors are elected by a plurality of the votes of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Accordingly, the eight nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by Appian. Each person nominated for election has agreed to serve if elected. Our management team has no reason to believe any nominee will be unable to serve.

DIRECTOR NOMINEES

The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes, or skills of each nominee that led our Board of Directors to recommend that person as a nominee for director, as of the date of this proxy statement.

Our Board of Directors seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise, and high-level management experience necessary to oversee and direct the Company’s business and that is committed to rigorously represent the long-term interests of the Company’s stockholders. To that end, the Nominating and Corporate Governance Committee has identified, evaluated, and recommended nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit personal integrity and ethics, collegiality, sound business judgment, and other qualities the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board, including gender, racial, and ethnic diversity. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes, or skills of each nominee that led the Nominating and Corporate Governance Committee and our Board of Directors to believe the nominee should serve on the Board. At the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated the following eight persons to serve as directors for the term beginning at the Annual Meeting:

Name	Age	Position Held with the Company
Matthew Calkins	53	Chief Executive Officer, President, Founder, and Chairman of the Board
Michael Beckley	52	Chief Technology Officer, Founder, and Director
Robert C. Kramer	51	General Manager, Founder, and Director
Shirley A. Edwards	65	Director
Carl “Boe” Hartman II	55	Director
Barbara “Bobbie” Kilberg	81	Director
David Link	62	Director
Mark Lynch	62	Director and former Interim Chief Financial Officer

Matthew Calkins is a Founder of Appian and has served as our Chief Executive Officer, President, and as Chairman of our Board of Directors since August 1999. He also served as a director of MicroStrategy, Inc., a publicly held provider of enterprise software platforms, from November 2004 to April 2014. Mr. Calkins holds a B.A. in Economics from Dartmouth College. Our Board of Directors believes Mr. Calkins’ business expertise and his daily insight into corporate matters as our Chief Executive Officer, as well as his experience as a member of the board of directors of a public company, qualify him to serve on our Board of Directors.

Michael Beckley is a Founder of Appian and has served as our Chief Technology Officer since 2007 and as a member of our Board of Directors since November 2024. Mr. Beckley serves on the Board of the Northern Virginia Technology Council (“the NVTC”), one of the largest technology councils in the nation, and on the Board of Advisors of the Center for a New American Security. Mr. Beckley holds a B.A. in Government from Dartmouth College. Our Board of Directors believes Mr. Beckley’s technical and business expertise and his insight into technology matters as our Chief Technology Officer qualify him to serve on our Board of Directors.

Robert C. Kramer is a Founder of Appian and has served as our General Manager since January 2013 and as a member of our Board of Directors since 2008. Mr. Kramer served as our Chief Financial Officer from our founding to October 2008 and as our Vice President, Technology from October 2008 to December 2012. Mr. Kramer holds a B.S. in Economics from the Wharton School of the University of Pennsylvania. Our Board of Directors believes Mr. Kramer’s business expertise and his insight into corporate matters as our General Manager qualify him to serve on our Board of Directors.

Shirley A. Edwards has served as a member of our Board of Directors since January 2023. From 2002 to 2022, Ms. Edwards was a partner at EY (formerly Ernst & Young LLP), most recently serving as Global Client Service Partner from 2017 to 2022. Ms. Edwards serves on the Board of Directors of Solventum Corp. (NYSE: SOLV), Baker Hughes Company (Nasdaq: BKR) and the Virginia Tech Foundation, and has also served as a board member for Girls Scouts of the Nation’s Capital and Leadership Greater Washington, the Pamplin College of Business Advisory Council for Virginia Tech, and the National Capital Region Advisory Board for the American Red Cross. Ms. Edwards holds a B.S. in Accounting from Virginia Tech and is a licensed CPA. Our Board of Directors believes Ms. Edwards’ extensive experience in public company accounting qualifies her to serve on our Board of Directors.

Carl “Boe” Hartman II has served as a member of our Board of Directors since October 2024. Mr. Hartman is the Co-Founder and CTO - Engineering of Nomi Health, Inc., a healthcare company that he co-founded in 2020. From 2015 to 2020, he was at Goldman Sachs, most recently serving as Partner and Managing Director, Head of Digital Strategy Integration from 2019 to 2020. Mr. Hartman also serves on the Board of Valkyrie Andromeda Corporation, Inc., the Board of Rational Exponent, and the Advisory Board of Violet.AI. Mr. Hartman holds a B.A. in International Political Science from West Virginia University and a Master’s Certificate in Project Management from George Washington University. Our Board of Directors believes Mr. Hartman’s experience founding and leading companies, along with his technical expertise, qualifies him to serve on our Board of Directors.

Barbara “Bobbie” Kilberg has served as a member of our Board of Directors since January 2017. Ms. Kilberg is President and CEO Emeritus of the NVTC. Ms. Kilberg held the position of President and CEO of NVTC from 1998 to 2020. She currently serves as Strategic Advisor to NVTC, as well as on the Board of Advisors to Acentra Health. Ms. Kilberg holds a B.A. in Political Science from Vassar College, an M.A. in Political Science from Columbia University, and a J.D. from Yale University. Our Board of Directors believes Ms. Kilberg’s experience working with technology companies at NVTC and in national and local government positions qualifies her to serve on our Board of Directors.

David Link has served as a member of our Board of Directors since January 2026. Mr. Link is the Co-Founder & CEO at ScienceLogic, a global leader in IT operations management and artificial intelligence for Observability/IT operations (AIOps) that he co-founded in 2003. From 1998 to 2003, he was at Interliant, Inc., most recently serving as Senior Vice President Sales & Marketing from 2001 to 2003. Mr. Link also serves on the Board of the NVTC and holds a Bachelor of Science in Geology from Denison University. Our Board of Directors believes Mr. Link’s experience founding and leading companies, along with his technical expertise, qualifies him to serve on our Board of Directors.

Mark Lynch has served as a member of our Board of Directors since June 2022 and as our Interim Chief Financial Officer from November 2024 to May 2025. Prior to that, he served as our Chief Financial Officer from October 2008 to March 2022. Mr. Lynch holds a B.S. in Accounting from Pennsylvania State University and an M.B.A. in Finance from George Washington University. Our Board of Directors believes Mr. Lynch's unique perspective on our business and operations from his extensive experience working as our CFO qualify him to serve on our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

Because our Chief Executive Officer, Mr. Calkins, owns in excess of 50% of the voting power of our outstanding capital stock, we are eligible for the “controlled company” exemption to the corporate governance rules for publicly-listed companies, which means we are exempt from the Nasdaq Stock Market (“Nasdaq”) listing standards requirement for a majority of the members of our Board of Directors to qualify as “independent,” as affirmatively determined by the Board of Directors, and to have our Compensation Committee as well as Nominating and Corporate Governance Committee composed solely of independent directors.

The Board consults with the Company’s counsel to ensure the independence determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time. Currently, four of our Board of Directors qualify as “independent.”

Consistent with these considerations, our Board of Directors has undertaken a review of the independence of the nominated directors and considered whether any has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director and director nominee concerning their background, employment, and affiliations, including family relationships, our Board of Directors determined that Messrs. Hartman and Link and Mses. Edwards and Kilberg, representing four of our eight nominated directors, would be “independent directors” as defined under current rules and regulations of the SEC and the listing standards of Nasdaq. Messrs. Beckley, Calkins, Kramer, and Lynch are not considered independent because they are or were executive officers of the Company within the past three years. In making these independence determinations, our Board of Directors considered the current and prior relationships each non-employee director and director nominee has with the Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and director nominee.

BOARD LEADERSHIP STRUCTURE

The Company’s Board of Directors is currently chaired by the President and Chief Executive Officer of the Company, Mr. Calkins. The Company believes combining the positions of Chief Executive Officer and Chairman of the Board helps to ensure the Board and management act with a common purpose. In the Company’s view, separating the positions of Chief Executive Officer and Chairman of the Board has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken the Company’s ability to develop and implement strategy. Instead, the Company believes combining the positions of Chief Executive Officer and Chairman of the Board provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes a combined Chief Executive Officer and Chairman of the Board is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes it is advantageous to have a Chairman of the Board possessing an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer) as compared to a relatively less informed independent Chairman of the Board. In light of the Chief Executive Officer’s extensive history with and knowledge of the Company, the Company believes it is advantageous to combine the positions of Chief Executive Officer and Chairman of the Board at this time. As described above under “Independence of the Board of Directors,” four of the eight director nominees on the Board of Directors are “independent directors.”

ROLE OF THE BOARD IN RISK OVERSIGHT

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, cybersecurity, and reputational risks. One of the Board’s key functions is informed oversight of the Company’s risk management process. This includes responsibility for ensuring management has processes in place designed to identify, evaluate, manage, and mitigate cybersecurity risks to which it is exposed. The Board receives regular updates, on at least a quarterly basis, from our senior management team on such cybersecurity risks, developments in cybersecurity, and updates to the Company’s information security management program. The Board also receives regular updates from the management team on financial and operating risks and is involved in strategic decisions related to the impact of these risks on our business. The Board does not have a standing risk management committee but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company.

Our Audit Committee has the responsibility to review and discuss with management and the Company’s auditors the Company’s policies on financial reporting risk management and assessment. The Audit Committee provides regular reports to the Board of Directors about material issues affecting the quality or integrity of the Company’s financial statements, compliance with legal or regulatory requirements, the performance or independence of the Company’s auditors, and other matters as the Audit Committee deems appropriate. Our Nominating and Corporate Governance Committee periodically reviews and assesses the effectiveness of our corporate governance guidelines. Our Compensation Committee reviews our employee compensation practices and policies as they relate to risk management and risk-taking incentives to determine if such compensation policies and practices are reasonably likely to have a material, adverse effect on the Company. Typically, the Board as a whole meets with the key employees responsible for risk management, including cybersecurity, at least annually. Both the Board as a whole and the various standing committees receive periodic reports from our risk management leaders, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met four times during 2025. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served that were held during the portion of the last fiscal year for which he or she was a director or committee member. Members of our Board of Directors are also invited and encouraged to attend each annual meeting of stockholders. Eight out of nine members (at such time) of our Board of Directors attended our 2025 Annual Meeting of Stockholders.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of the committees has authority to engage legal, accounting, or other outside advisors as it deems appropriate to carry out its responsibilities. The Board of Directors has determined each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence,” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act. As described in more detail in its charter, the principal duties and responsibilities of the Audit Committee include, among other things:

•Helping our Board of Directors oversee our corporate accounting and financial reporting processes;
•Managing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•Discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•Developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•Reviewing our policies on financial reporting risk assessment and management;
•Reviewing related party transactions;
•Reviewing our disclosures related to cybersecurity and artificial intelligence matters;
•Obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes its internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and
•Approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Audit Committee is currently composed of three directors: Mses. Edwards and Kilberg and Mr. Link. Ms. Edwards is the chair of the Audit Committee. The Audit Committee met five times during 2025. The Board has adopted a written Audit Committee charter available to stockholders on the Company’s website at investors.appian.com.

The Board of Directors reviews the Nasdaq listing standards’ definition of independence for Audit Committee members on an annual basis and has determined all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board of Directors has also determined Ms. Edwards qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Ms. Edwards’ level of knowledge and experience based on a number of factors, including her experience as an audit partner focused on public companies.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025, with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The Audit Committee has approved the appointment of BDO USA, P.C. to serve as our independent public accountants for the year ending December 31, 2026 and has directed the appointment of BDO USA, P.C. be submitted to our stockholders for ratification.

THE AUDIT COMMITTEE

Shirley A. Edwards, Chair
Barbara “Bobbie” Kilberg
David Link

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee is currently composed of three directors: Messrs. Hartman and McCarthy and Ms. Kilberg. Ms. Kilberg is the chair of the Compensation Committee. All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards) except for Mr. McCarthy. The Compensation Committee met six times during 2025. The Board has adopted a written Compensation Committee charter available to stockholders on the Company’s website at investors.appian.com.

As described in more detail in its charter, the principal duties and responsibilities of the Compensation Committee include, among other things:

•Reviewing and approving the compensation and terms of compensatory arrangements for our executive officers;
•Reviewing and recommending to our Board of Directors the compensation of our directors;
•Administering our equity incentive plans and other benefit programs;
•Reviewing, adopting, amending, or terminating and approving incentive compensation and equity plans and other benefit programs; and
•Reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee. None of the members of our Compensation Committee is an officer or employee of the Company nor have they ever been an officer or employee of the Company, other than Mr. McCarthy. Mr. McCarthy served as a Board Advisor from April 2021 to September 2022 and as Acting Chief Operating Officer from May 2022 through August 2023, for which he was paid $1,193,438 in 2023 and $1,130,541 in 2022.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer and the Secretary. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in Compensation Committee meetings. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities, and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from legal, accounting, or other outside advisors or compensation consultants to assist in the evaluation of director and officer compensation. The Compensation Committee has sole responsibility for the appointment, authority to select, retain, and terminate any such consultants or advisors engaged for the purpose of advising the Committee, and such consultants or advisors will report directly to the Committee. Under the charter, the Compensation Committee may only select compensation consultants, legal counsel, or other advisors to the Committee after assessing the independence of these persons in accordance with the factors prescribed by Nasdaq; however, there is no requirement any such adviser be independent.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards, and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee may also consider matters related to individual compensation such as compensation for new executive hires, as well as high-level strategic issues such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy, and new trends, plans, or approaches to compensation, at various meetings throughout the year. The Compensation Committee reviews and determines the compensation to be paid to the Company’s executive officers and directors. In the case of the Chief Executive Officer, the Compensation Committee reviews and approves the compensation and other terms of employment and evaluates the Chief Executive Officer’s performance in achieving corporate performance goals and objectives. The Chief Executive Officer may not be present during the voting or deliberations regarding his compensation.

For all other executive officers and senior management, the Compensation Committee may also review and approve the individual and corporate performance goals and objectives and determine and approve their elements of compensation and terms of employment of these individuals. The Chief Executive Officer may be present during these discussions but may not vote. The Compensation Committee also reviews the type and amount of compensation to be paid or awarded to Board members and recommends such compensation to the Board for its approval.

Report of the Compensation Committee of the Board of Directors

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

THE COMPENSATION COMMITTEE

Barbara “Bobbie” Kilberg, Chair
Carl “Boe” Hartman II
William McCarthy

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently composed of two directors: Ms. Kilberg and Mr. McCarthy. Ms. Kilberg is the chair of the Nominating and Corporate Governance Committee. Ms. Kilberg is the independent member of the Nominating and Corporate Governance Committee (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee met one time during 2025. The Board has adopted a written Nominating and Corporate Governance Committee charter available to stockholders on the Company’s website at investors.appian.com.

As described in more detail in its charter, the principal duties and responsibilities of the Nominating and Corporate Governance Committee include, among other things:

•Identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our Board of Directors;
•Considering and making recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;
•Developing and making recommendations to our Board of Directors regarding corporate governance guidelines and practices; and
•Overseeing periodic evaluations of our Board of Directors’ performance including committees of the Board of Directors.

The Nominating and Corporate Governance Committee believes candidates for director should have certain minimum qualifications, including having the highest personal integrity and ethics, the ability to read and understand basic financial statements, and being over 21 years of age. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company, and the long-term interests of stockholders. In conducting this assessment, the Nominating and

Corporate Governance Committee typically considers diversity (including gender, racial, and ethnic diversity), age, skills, and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience, and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. The Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis.

In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, the determination of which is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Appian Corporation, 7950 Jones Branch Drive, McLean, Virginia 22102, Attention: Secretary. The written recommendation must be received by the Nominating and Corporate Governance Committee no later than the close of business on the 90th day and no earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Submissions must include the name and address of the stockholder on whose behalf the submission is made, the number of Company shares that are owned beneficially by such stockholder as of the date of the submission, the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information for the proposed nominee, and a description of the proposed nominee’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board or an individual director may do so by sending written communications addressed to the Board or to such director c/o Appian Corporation, 7950 Jones Branch Drive, McLean, Virginia 22102, Attention: Secretary. Written communications may be submitted anonymously or confidentially and may, at the discretion of the person submitting the communication, indicate whether the person is a stockholder or other interested party.

Each stockholder communication will be reviewed by the Company’s Secretary to determine whether it is appropriate for presentation to the Board or such director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations, and hostile communications). The screening procedures have been approved by a majority of the independent directors. Communications determined by the Secretary to be appropriate for presentation to the Board or such director will be submitted to the Board or such director on a periodic basis. Communications determined by the Secretary to be inappropriate for presentation will still be made available to any non-management director upon such director’s request.

All communications made pursuant to the Company’s Accounting and Auditing Whistleblower Policy (the “Whistleblower Policy”) that relate to accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee. Complaints covered by the Whistleblower Policy may be reported directly to our General Counsel via e-mail sent to compliance@appian.com or directly to the members of the Audit Committee via e-mail sent to auditcommittee@appian.com.

CODE OF ETHICS

The Company has adopted a Code of Conduct that applies to all directors, executives, employees, and independent contractors of the Company and its subsidiaries. The Code of Conduct is available on the Company’s website at investors.appian.com. If the Company makes any substantive amendments to the Code of Conduct or grants any waiver from a provision of the Code of Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

INSIDER TRADING POLICY

We have adopted an insider trading policy that prohibits speculative or short-term trading. Specifically, no employee, director, or consultant may engage in short sales, transactions in put or call options, hedging transactions, margin accounts, or other inherently speculative transactions with respect to our stock.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed management to submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. BDO has audited the Company’s financial statements since 2013. Representatives of BDO are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) present or represented by proxy at the Annual Meeting and entitled to vote on the proposal at the Annual Meeting will be required to ratify the selection of BDO. Abstentions have the same effect as an “Against” vote. Broker non-votes are not expected to result from this proposal.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2025 and 2024 by BDO, the Company’s principal accountant:

	Year Ended December 31,
	2025	2024
Audit fees(1)	$2,771,747	$2,414,510
Audit-related fees(2)	32,769	33,372
Total fees	$2,804,516	$2,447,882
(1)Includes fees billed for the fiscal year shown for professional services for the audit of our annual financial statements, the audit of the effectiveness of our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, the review of quarterly financial statements included in our quarterly reports on Form 10-Q, and statutory audits required internationally.
(2)Includes fees billed for professional services provided to us in connection with the annual audit of our employee benefit plan.

All fees described above were pre-approved by the Audit Committee in accordance with the pre-approval policy described below.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, BDO. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as disclosed in this Proxy Statement under the heading “Compensation Discussion and Analysis.” The Board determined our stockholders should vote on a say-on-pay proposal every year, consistent with the preference expressed by our stockholders at the 2020 Annual Meeting.

In considering their vote, we urge our stockholders to review carefully our compensation policies and decisions regarding our named executive officers in this Proxy Statement. As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation program is designed to attract, motivate, and retain the named executive officers who are critical to our success and to align their interests with the long-term interests of our stockholders. Under this program, the named executive officers are rewarded for the achievement of both corporate and individual performance goals, which are intended to result in increased stockholder value.

Accordingly, the Board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and the related narrative disclosure, is hereby APPROVED.”

Because the vote on this proposal is advisory, the result will not be binding on the Board, the Compensation Committee, or us. Nevertheless, the views expressed by our stockholders, whether through this say-on-pay vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of Proposal 3 requires the approval of the holders of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) present or represented by proxy at the Annual Meeting and entitled to vote on the proposal at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders, at least once every six years, to indicate their preference regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules. By voting on this Proposal 4, stockholders may indicate whether they would prefer a non-binding advisory vote on the compensation of our named executive officers every one, two, or three years. Alternatively, stockholders may abstain from casting a vote.

After careful consideration of the benefits and consequences of each alternative, the Board recommends the advisory vote on the compensation of our named executive officers be submitted to stockholders each year.

The Board believes an annual advisory vote on the compensation of our named executive officers continues to be the most appropriate policy for us at this time. While our executive compensation program is designed to promote the creation of stockholder value over the long term, the Board recognizes executive compensation disclosures are made annually, and holding an annual advisory vote on the compensation of our named executive officers provides us with more direct and immediate feedback on our executive compensation program, policies, and practices.

While the Board believes its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of the compensation of our named executive officers should be held every year, every other year, or every three years. The option among those choices that receives the highest number of votes from the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) present or represented by proxy at the Annual Meeting and entitled to vote on the proposal at the Annual Meeting will be deemed to be the frequency preferred by the stockholders.

The Board and the Compensation Committee will carefully consider the outcome of this vote when making future decisions regarding the frequency of advisory votes on executive compensation. However, because this vote is advisory and not binding, the Board may decide it is in the best interests of us and our stockholders to hold an advisory vote on executive compensation more or less frequently than the alternative that has been selected by our stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF “ONE YEAR” FOR PROPOSAL 4.

PROPOSAL NO. 5

APPROVAL OF THE AMENDED AND RESTATED 2017 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve an amendment and restatement of the Appian Corporation 2017 Equity Incentive Plan (the “Plan”). The Plan was originally approved by our stockholders in May 2017 and has not been amended or restated since. Currently, there are 14,197,610 shares authorized for issuance under the Plan, of which only a de minimis amount of shares remain available to issue. We are requesting approval to add an additional 10,000,000 shares in the amendment and restatement of the Plan (the “Restated Plan”). If the Restated Plan is approved by our stockholders, the Restated Plan will become effective on the date of the Annual Meeting. We intend to register the additional shares authorized under the Restated Plan under the Securities Act of 1933, as amended (the “Securities Act”).

We believe it is in the best interests of the Company and our stockholders to approve the Restated Plan in order to continue to be able to attract and retain exceptional individuals across the Company. Equity compensation is a key element of our overall compensation policy and covers virtually all of our employees globally. Since May 2017, when the Plan was last approved, the number of employees has increased from around 800 to over 2,000 as of December 31, 2025. Currently, we use new hire equity grants to attract top talent throughout the Company and grant periodic equity awards with future vesting schedules to incentivize retention. Allowing employees the opportunity to be stockholders of the Company aligns our employees’ interests entirely with stockholders, driving a shared goal for the Company’s long-term success.

Our Board of Directors adopted the Restated Plan on March 11, 2026, which will become effective on the date of our Annual Meeting, subject to stockholder approval. The following is a summary of the Restated Plan, does not purport to be a complete description of all of the provisions of the Restated Plan, and is qualified in its entirety by reference to the full text of the Restated Plan, which is attached as Annex A to this proxy statement.

Eligibility. Our employees and non-employee directors are eligible to receive awards under the Restated Plan. We currently expect that approximately 2,100 employees and five non-employee directors participate in the Restated Plan. The basis for participation in the Restated Plan is the Compensation Committee’s decision, in its sole discretion, that an award to an eligible participant will further the Restated Plan’s purpose to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any affiliate and provide a means by which the eligible recipients may benefit from increases in the value of the Class A common stock.

Stock Awards. The Restated Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, which are collectively referred to as stock awards. Additionally, the Restated Plan provides for the grant of performance cash awards. Incentive stock options may be granted only to employees. All other awards may be granted to employees, non-employee directors, and consultants.

Share Reserve. Initially, the aggregate number of shares of our Class A common stock that may be issued pursuant to stock awards under the Restated Plan after the Restated Plan becomes effective is 24,197,610, which is the sum of (i) 14,197,610 shares previously approved by the Board and the Company’s stockholders as part of the Plan reserve prior to the Effective Date plus (ii) 10,000,000 new shares we are asking to authorize with the Restated Plan.

If a stock award granted under the Restated Plan expires or otherwise terminates without being exercised in full or is settled in cash, the shares of our Class A common stock not acquired pursuant to the stock award will again become available for subsequent issuance under the Restated Plan. In addition, the following types of shares under the Restated Plan may become available for the grant of new stock awards under the Restated Plan: (1) shares that are forfeited to or repurchased by us prior to becoming fully vested; (2) shares withheld to satisfy income or employment withholding taxes; or (3) shares used to pay the exercise or purchase price of a stock award. Shares issued under the Restated Plan may be previously unissued shares or reacquired shares bought by us on the open market.

Administration. Our Board of Directors, or a duly authorized committee thereof, has the authority to administer the Restated Plan. Our Board of Directors may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, (2) determine the number of shares of Class A common stock to be subject to such stock awards, and (3) specify the other terms and conditions, including the strike price or purchase price and vesting schedule, applicable to such awards. Subject to the terms of the Restated Plan, our Board of Directors or the authorized committee, referred to as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price, or purchase price of awards granted and the types of consideration to be paid for the award.

The plan administrator has the authority to modify outstanding awards under our Restated Plan. Subject to the terms of our Restated Plan, the plan administrator has the authority, without stockholder approval, to reduce the exercise, purchase, or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options. Incentive and nonstatutory stock options are evidenced by stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the Restated Plan, provided the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Class A common stock on the date of grant. Options granted under the Restated Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the Restated Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. The option term will automatically be extended in the event an exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Class A common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft, or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our Class A common stock previously owned by the optionholder, (4) a net exercise of the option if it is a nonqualified stock option, and (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, who may exercise the option following the optionholder’s death.

Tax Limitations on Incentive Stock Options. With respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year under all of our equity incentive plans, the aggregate fair market value of our Class A common stock, determined at the time of grant, may not exceed $100,000. Options or portions thereof that exceed such limit will be treated as nonqualified stock options. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the incentive stock option does not exceed five years from the date of grant.

Restricted Stock Awards. Restricted stock awards are evidenced by restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft or money order, (2) services rendered to us or our affiliates, or (3) any other form of legal consideration. Class A common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule as determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards. Restricted stock unit awards are evidenced by restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in exchange for any form of legal consideration or for no consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Rights under a restricted stock unit award may be transferred only upon such terms and conditions as set by the plan administrator. Restricted stock unit awards may be subject to vesting as determined by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights. Stock appreciation rights are evidenced by stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Class A common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount in cash or stock equal to the excess of the per share fair market value of our Class A common stock on the date of exercise over the strike price multiplied by the number of shares of Class A common stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the Restated Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the Restated Plan, up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term will be further extended in the event an exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us or any of our affiliates ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Unless the plan administrator provides otherwise, stock appreciation rights generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. A stock appreciation right holder may designate a beneficiary, however, who may exercise the stock appreciation right following the holder’s death.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our Class A common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Clawback/Recovery. All awards granted under the Restated Plan will be subject to recoupment in accordance with any clawback policy adopted by the Company, including, without limitation, the Appian Corporation Compensation Recoupment Policy.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure such as a stock split or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Restated Plan, (2) the class and maximum number of shares that may be issued upon the exercise of incentive stock options, and (3) the class, number of shares, exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

•Arrange for the assumption, continuation, or substitution of a stock award by a surviving or acquiring entity or parent company;
•Arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;
•Accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;
•Arrange for the lapse of any reacquisition or repurchase right held by us;
•Cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our Board of Directors may deem appropriate or for no consideration; or
•Make a payment equal to the excess of (1) the value of the property the participant would have received upon exercise of the stock award over (2) the exercise price or strike price otherwise payable in connection with the stock award.

Our plan administrator is not obligated to treat all stock awards, even those of the same type, in the same manner.

Under the Restated Plan, a significant corporate transaction is generally the consummation of (1) a sale or other disposition of all or substantially all of our consolidated assets, (2) a sale or other disposition of at least 50% of our outstanding securities, (3) a merger, consolidation, or similar transaction following which we are not the surviving corporation, or (4) a merger, consolidation, or similar transaction following which we are the surviving corporation but the shares of our Class A common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control. The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us, that the stock award will be subject to additional acceleration of vesting and exercisability or settlement in the event of a change in control. Under the Restated Plan, a change in control is generally (1) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation, or similar transaction; (2) a consummated merger, consolidation, or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; or (3) a consummated sale, lease, or exclusive license to or disposition of all or substantially all of our consolidated assets.

Amendment and Termination. Our Board of Directors has the authority to amend, suspend, or terminate our Restated Plan, provided such action does not materially impair the existing rights of any participant without such participant’s written consent and provided further that certain types of amendments will require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our Board of Directors adopted our Restated Plan.

New Plan Benefits

The following table and accompanying notes show the amounts that were awarded to the NEOs, all executive officers as a group, all non-executive officer directors as a group, and all non-executive officer employees as a group from January 1 to April 1, 2026, a maximum of which 630,151 could settle under the Restated 2017 Plan upon vesting had the Restated Plan been in effect, not accounting for any forfeitures or shares withheld for taxes. In addition, we anticipate granting additional awards in the second quarter of 2026; however, these awards would be made at the discretion of the Compensation Committee. Therefore, those amounts are not determinable at this time. Our non-employee directors are also entitled to receive cash and equity compensation for their service as directors as described above under “Director Compensation.”

Name and Position	RSUs Granted(1) (#)	Dollar Value(2) ($)
Matthew Calkins, Chief Executive Officer, President, Founder, and Chairman of the Board	64,375	1,760,013
Robert C. Kramer, General Manager and Director	3,770	103,072
Srdjan Tanjga, Chief Financial Officer	65,108	1,500,088
Pavel Zamudio-Ramirez, Chief Customer Officer	2,259	61,761
All current executive officers as a group (5 persons)	135,512	3,424,934

All current non-executive directors as a group (8 persons)(3)	13,192	374,912
All current employees, including all current officers who are not executive officers, as a group	755,986	18,161,430
(1) Includes granted time-based awards and earned performance-based awards.
(2) The dollar value is based on the closing price of Appian Class A common stock on Nasdaq on the grant date.
(3) Includes shares granted to Mr. Biddle, who is no longer a director, on January 1, 2026 under the director compensation policy.

For information regarding shares of Appian Class A common stock that may be issued under our equity compensation plans approved by shareholders and plans not approved by shareholders (if any) as of December 31, 2025, see the section titled “Securities Authorized for Issuance Under Equity Compensation Plans” on page 45.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following table sets forth our executive officers and their respective ages and positions with us as of the record date:

Name	Age	Position Held Within the Company
Matthew Calkins	53	Chief Executive Officer, President, Founder and Chairman of the Board
Mark Dorsey	57	Chief Revenue Officer
Robert C. Kramer	51	General Manager
Srdjan Tanjga	47	Chief Financial Officer
Pavel Zamudio-Ramirez	59	Chief Customer Officer

Messrs. Calkins and Kramer are members of our Board of Directors, and their biographies are set forth above under “Proposal No. 1.”

Mark Dorsey has served as our Chief Revenue Officer since October 2024. Prior to joining Appian, Mr. Dorsey was the Senior Vice President of Sales for the Americas at Alteryx from October 2023. Prior to Alteryx, Mr. Dorsey held two senior sales positions at Oracle from 2016 to 2023, including holding the position of Senior Vice President of Cloud Sales from 2019 through October 2023. Prior to Oracle, Mr. Dorsey worked as Executive Vice President, General Manager, and Head of Sales Small Business at Bank of America Merchant Services from 2015 to 2016. Mr. Dorsey holds a B.S. in Interdisciplinary Studies from Boston University and an M.B.A. from Boston College.

Srdjan Tanjga has served as our Chief Financial Officer since May 2025. Prior to joining Appian, Mr. Tanjga was Interim Chief Financial Officer at MongoDB, Inc. from February 2025. Prior to that, he served as Senior Vice President, Finance at MongoDB from February 2021 and as Vice President of Finance and Business Operations from May 2019 to February 2021. Mr. Tanjga holds a B.A. and an MBA from Harvard University.

Pavel Zamudio-Ramirez has served as our Chief Customer Officer since January 2021 and prior to that was Senior Vice President for Customer Success beginning in March 2020. From January 2018 to March 2020, he was an entrepreneur serving organizations in the integration of strategy, innovation, and collaboration practices. From 2012 to December 2017, Mr. Zamudio-Ramirez was Executive Vice President of Innovation and Transformation Services at Salesforce, a software company providing customer relationship management services. Mr. Zamudio-Ramirez previously worked at the Monitor Group, a global strategy consulting company, for 16 years where he was a senior partner responsible for the West Coast business unit. Mr. Zamudio-Ramirez holds two M.A. degrees in Engineering and Management from the Massachusetts Institute of Technology.

Family Relationships

There are no family relationships among any of our executive officers or directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of March 31, 2026, for:

•Each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Class A common stock or Class B common stock;
•Each of our named executive officers;
•Each of our directors and director nominees; and
•All of our executive officers, directors, and director nominees as a group.

The percentage ownership information shown in the table is based upon a total of 74,354,220 shares of Class A common stock outstanding as of March 31, 2026, assuming the conversion of 31,087,485 shares of Class B common stock into 31,087,485 shares of Class A common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the vesting of restricted stock units (“RSUs”) and the exercise of stock options that are either immediately exercisable or exercisable, in each case, on or before May 30, 2026, which is 60 days after March 31, 2026. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares. The number of shares in the table below beneficially owned by each person or entity reflects all shares of Class A and Class B common stock held by such person or entity as of March 31, 2026. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for persons listed in the table is c/o Appian Corporation, 7950 Jones Branch Drive, McLean, Virginia 22102.

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our Class A common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our Class A common stock. Officers, directors, and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with, except for one late Form 4 filing for the grant of RSUs to Mr. Dorsey due to an administrative error.

	Beneficial Ownership
Name of Beneficial Owner	Shares	Percentage
Principal Stockholders:
BlackRock, Inc.(1)	3,275,106	4.4%
Fivespan Partners, LP(9)	3,380,907	4.5%
RPD Fund Management LLC(8)	3,900,656	5.2%
Vanguard Portfolio Management(2)	4,316,150	5.8%
Directors, Director Nominees, and Named Executive Officers:
Michael Beckley(3)	204,418	*
Matthew Calkins(4)	29,035,024	39.0%
Mark Dorsey	8,766	*
Shirley A. Edwards	11,523	*
Carl “Boe” Hartman II	5,896	*
Barbara “Bobbie” Kilberg(5)	81,631	*
Robert C. Kramer(6)	2,386,535	3.2%
David Link	771	*
Mark Lynch	43,968	*
William D. McCarthy	12,947	*
Srdjan Tanjga	9,229	*
Pavel Zamudio-Ramirez(7)	28,600	*
All current directors, director nominees, executive officers, and named executive officers as a group (12 persons)	31,829,308	*
*Represents beneficial ownership of less than 1%.

(1)This information has been obtained from a Schedule 13F-HR filed on February 12, 2026, by BlackRock, Inc. The principal business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(2)This information has been obtained from a Schedule 13G filed on March 5, 2026, by Vanguard Portfolio Management. The principal business address of Vanguard Portfolio Management is 100 Vanguard Blvd., Malvern, PA 19355.

(3)Consists of 104,418 shares of Class A common stock and 100,000 shares of Class B common stock.
(4)Consists of 1,819,144 shares of Class A common stock held directly by Mr. Calkins, 6,941,070 shares of Class B common stock held by Wallingford LLC, for which Mr. Calkins serves as the managing member, 20,274,710 shares of Class B common stock held by Calkins Family LLC, for which Mr. Calkins serves as the managing member, and 100 shares of Class B common stock issuable upon the exercise of options. Mr. Calkins, Wallingford LLC, and Calkins Family LLC have pledged 1,819,144 shares of Class A common stock, 3,483,333 shares of Class B common stock, and 1,600,000 shares of Class B common stock, respectively, as security for loans.
(5)Consists of 1,246 shares of Class A common stock held by the Barbara Greene Kilberg Living Trust U/A dated July 1, 1998, of which William and Barbara Kilberg are the co-trustees; 1,246 shares of Class A common stock held by the Kilberg Family Trust U/A dated October 13, 2021, of which Barbara Kilberg is the trustee; and 57,539 shares of Class A common stock held by William & Barbara Kilberg Trustees of the William Kilberg Trust dated July 1, 1998 and Barbara & William Kilberg Trustees of the Barbara Kilberg Trust dated July 1, 1998, Tenants in Common, which are pledged as security for a line of credit; and 21,600 shares of Class B common stock issuable upon the exercise of options.
(6)Consists of 313,937 shares of Class A common stock held directly by Mr. Kramer, 150,000 shares of Class A common stock held by an irrevocable family trust which immediate family members are the trustee and beneficiary, and 9,120 and 1,913,478 shares of Class A and Class B common stock, respectively, held by The Robert C. Kramer Revocable Trust, for which Mr. Kramer serves as sole trustee and beneficiary.
(7)Consists of 25,665 shares of Class A common stock held directly by Mr. Zamudio-Ramirez and 2,935 RSUs vesting within 60 days of March 31, 2026.
(8)This information has been obtained from a Schedule 13G filed on February 24, 2026, by RFD Fund Management LLC. The principal business address of RFD Fund Management LLC is 599 Lexington Avenue, 47th Floor, New York, NY 10022.
(9)This information has been obtained from a Schedule 13D filed on February 5, 2026, by Fivespan Partners, LP. The principal business address of Fivespan Partners, LP is 1170 Gorgas Avenue, San Francisco, CA 94129.

EXECUTIVE AND DIRECTOR COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers

The following Compensation Discussion and Analysis is a discussion of certain aspects of our compensation programs and practices as they relate to our principal executive officer, principal financial officer, former interim principal financial officer, and the three other most highly compensated executive officers who were serving as executive officers as of December 31, 2025, whom we refer to below collectively as our “Named Executive Officers” or “NEOs.”

Set forth below is also a description of the philosophy and objectives underlying our executive compensation policies, the most important executive compensation decisions during 2025, and an analysis of these policies and decisions.

Our Named Executive Officers for 2025 are:

Name	Title
Matthew Calkins	Chief Executive Officer, President, Founder, and Chairman of the Board
Srdjan Tanjga	Chief Financial Officer
Mark Lynch	Former Interim Chief Financial Officer
Robert Kramer	General Manager
Mark Dorsey	Chief Revenue Officer
Pavel Zamudio-Ramirez	Chief Customer Officer

Executive Summary

Our Company

We provide process automation technology. For over 25 years, our highly reliable and scalable platform has been leveraged by large enterprises and governments. Combining leading edge process orchestration and intelligence, we provide everything an organization needs to design, automate, and optimize critical processes, facilitating continuous adaptation in changing environments. We sell our software almost exclusively through subscriptions.

Business Highlights

For our fiscal year ended December 31, 2025, we continued to build on a strong foundation of business results that provide context for our stockholders reviewing our executive compensation program. Our fiscal year 2025 highlights include the following:

•Total revenue was $726.9 million;
•Subscriptions revenue was $576.5 million, an increase of 18% over 2024;
•Cloud net annualized recurring revenue expansion rate was 114% as of December 31, 2025;
•GAAP net income was $1.2 million in 2025 compared to a loss of $92.3 million in 2024; and
•Adjusted EBITDA* was $76.8 million in 2025 compared to adjusted EBITDA of $20.3 million in 2024.

* Adjusted EBITDA is a non-GAAP financial measure, which represents GAAP net income (loss) before (1) other (income) expenses, net, (2) interest expense, (3) income tax expense, (4) depreciation expense and amortization of intangible assets, (5) stock-based compensation expense, (6) Litigation Expense, (7) JPI Amortization, (8) Severance Costs, and (9) Lease Impairment and Lease-Related Charges. A reconciliation from GAAP net income (loss) to adjusted EBITDA is set forth in Appendix A to this Proxy Statement.

Executive Compensation Philosophy and Practices

Philosophy and Objectives

Our compensation philosophy is driven by our objective to attract and retain exceptional individuals across the Company. We seek to reward those who take on additional responsibility, are innovative, and are making an impact in a way that incorporates our core values of Intensity and Excellence. These principles and people are the pillars of our organization. Our objective is to signal to these individuals they have a future at the Company and are valued.

Our executive compensation program fits within this philosophy and aims to achieve these objectives. In addition, we also believe that, as a public company, certain elements of our executive compensation programs should align employee interests with those of our stockholders.

Practices and Policies

The Compensation Committee uses its judgment to establish a total compensation program for each Named Executive Officer that is a mix of current, short-term, and long-term incentive compensation as well as cash and non-cash compensation it believes are appropriate to achieve the goals of our executive compensation program and our corporate objectives. We do not have formal policies for allocating compensation among base salary, annual performance bonuses, and equity awards or among cash and non-cash compensation. Except with respect to his own compensation, our Chairman and CEO Matt Calkins, along with our Chief People Officer and other executives, advises the Compensation Committee with respect to the compensation of our NEOs.

The following is a summary of our guiding principles and practices with respect to executive compensation:

What We Do	What We Don't Do
✓ Conduct annual executive compensation review	✗ No “single trigger” change in control payments
✓ Place a significant amount of targeted compensation at risk	✗ No stock option repricing
✓ Tie performance bonus opportunities to corporate objectives	✗ No automatic acceleration of vesting under equity plans
✓ Design our compensation programs to discourage excessive risk-taking	✗ No executive retirement plans
✓ Place a cap on performance bonuses	✗ No special welfare or health benefits
✓ Conduct a say-on-pay vote on an annual basis	✗ No guaranteed salary increases
✓ Maintain a “clawback” policy which mandates recoupment of executive officers’ incentive-based compensation in the event of an accounting restatement	✗ No significant perquisites
✗ No Section 280G tax gross-ups

Elements of Executive Compensation

Our compensation program generally consists of, and is intended to strike a balance among, three principal elements for each NEO: base salary, short-term incentive payments, and stock-based compensation. Set forth below is a description of these elements, their principal features, and why we pay them.

Base Salary

Base salary is one component of each NEO’s cash compensation. We establish base salary after considering a number of factors, including the scope of each NEO’s responsibilities, the performance of the NEO, and current economic and competitive market conditions. Base salaries are used to attract, motivate, and retain outstanding employees with a set amount and consistent payments. Base salaries for our NEOs are reviewed annually by the Compensation Committee and at the time of an NEO’s promotion or other changes in responsibility and may be adjusted after considering the above factors.

Short-Term Incentive Payments

We believe short-term incentives are an important and effective way to align NEO pay with Company performance because short-term incentives are actually earned only when our NEOs help us achieve certain business objectives. We measure short-term incentive award achievement on a quarterly and annual basis, which also helps us more closely equate executive pay with real-time performance. The NEOs participate in the following bonus plans designed to achieve these objectives.

Senior Executive Incentive Bonus Plan

Each NEO, other than Mr. Lynch, who was employed on an interim basis, and Mr. Dorsey, who participates in the Sales Commission Plan, is entitled to participate in the Senior Executive Incentive Bonus Plan (the “Bonus Plan”), a performance-based incentive payment program. Under the Bonus Plan, the NEO is eligible to receive an incentive payment based on one or more corporate performance goals. The target amount for each NEO is determined each year, generally at the beginning of such year. The Bonus Plan is intended to provide an incentive for superior work and to motivate eligible executives toward even higher achievement and business results, to tie their goals and interests to those of the Company and its stockholders, and to attract and retain highly qualified executives. Starting in 2025, we offered the option to all of our employees under a corporate bonus plan, including the Senior Executive Incentive Bonus Plan, to elect to receive their payout in all cash, all immediately-vesting stock, or a combination of the two. If the employee elects stock, the Company will provide an additional 10% of immediately-vesting stock (“Stock Bonus Election Premium”) to the employee. The election is made in the first quarter of the performance year, prior to the determination of the achievement levels.

Customer Success Bonus Plan

As the Chief Customer Officer, Mr. Zamudio-Ramirez is eligible to participate in the Customer Success Bonus Plan (the “CS Bonus Plan”) in addition to the Bonus Plan. The CS Bonus Plan is designed to reward our Customer Success organization employees for achieving certain goals associated with services profits, based quarterly with the opportunity for an end-of-year catch-up potential if quarterly performance exceeds 100% in any quarter, not to exceed 100% of the quarterly potential and 100% of the target bonus potential for the full year.

Sales Commission Plan

As the Chief Revenue Officer, Mr. Dorsey is eligible to receive compensation under our sales commission plan. We establish sales commission plans to encourage and reward current contributions to our long-term revenue growth for our sales employees. Sales commission plans are set for each calendar year, and Mr. Dorsey was eligible to earn commissions based on the results of the worldwide sales team. The revenue targets are determined by our Board of Directors in consultation with our CEO and CFO.

Stock-Based Compensation

Another component of an NEO’s total compensation is stock-based compensation, in order to closely tie total compensation to long-term stockholder value. Accordingly, NEOs receive stock-based awards at the time of hire and are also eligible for stock-based awards on a periodic basis. Messrs. Dorsey, Tanjga, and Zamudio-Ramirez also receive stock-based compensation under the Universal Equity Plan (the “UEP”), which is a program generally available to all employees that awards an annual grant of equity vesting over a one-year and/or four-year period. Because our compensation program is designed to reward long-term performance and operate over a period of years, NEOs may not necessarily receive additional stock-based awards every year, other than if they elect to receive stock under the Bonus Plan or under the UEP. In granting stock-based awards for a particular year, the Compensation Committee will consider the individual’s position and responsibilities, the vesting schedule and value of previously granted stock-based awards, the timing since the last grant, and the number of shares available in our equity plans, among other factors. Annual total compensation as reported in the Summary Compensation Table below includes the entire fair value as of the grant date of a stock award granted in that year, without regard to the fact that the grant vests over a number of years. As such, a Named Executive Officer’s total compensation as reported will be higher in years in which he received a grant compared to years in which he did not receive a grant.

Retention Bonuses

From time to time, we may pay a bonus to an NEO designed to retain executives taking into account the build up of equity awards vesting over multi-year periods.

How We Determine Executive Compensation

Role of our Compensation Committee

The Compensation Committee reviews each NEO’s compensation at least once a year and makes a final determination regarding any adjustments to the current compensation structure and levels after considering a number of factors. The Compensation Committee generally considers the scope of an officer’s responsibilities and performance, as well as the Company’s performance and current market conditions. The Compensation Committee also considers recommendations made by our CEO with regard to equity grants to the other NEOs based on the performance of each NEO over the past year. We do not use a peer group or consider competitive market pay data at this time and have no present intention to consider peer group compensation in the near term. We may change this practice in the future.

Role of our Chief Executive Officer in Determining Executive Compensation

Our CEO makes recommendations to the Compensation Committee regarding the setting of performance objectives for the Company. The CEO may also set specific goals for particular departments of the Company such as our Customer Success organization. Each NEO is required to operate his function with the purposes of meeting the overall performance objectives of the Company and maximizing the productivity of his own functional area of responsibility. While our Compensation Committee solicits the recommendations of our CEO, the Compensation

Committee uses these recommendations as only one factor in making compensation decisions. No NEO participates in portions of any meetings during which decisions are made regarding his own compensation. The final salary adjustments and equity incentive awards to NEOs are approved solely by the Compensation Committee.

Our CEO does not make recommendations as to his own compensation. In the case of the CEO, his individual performance evaluation is conducted solely by the Compensation Committee, which determines his compensation changes and awards.

Say-on-Pay; Stockholder Engagement

At our 2025 Annual Meeting of Stockholders, our stockholders approved the advisory resolution on executive compensation with over 95% voting in favor of the resolution. We considered the results of this vote and view it as confirmation our stockholders support our executive compensation policies and decisions.

We value our stockholders' feedback and actively engage with our stockholders, including through our quarterly earnings calls, investor conferences, and outreach through our Investor Relations department.

2025 Executive Compensation Program

Base Salary

The Compensation Committee is responsible for reviewing and setting the base salaries of the NEOs. Base salaries are reviewed on a periodic basis by the Compensation Committee for all executive officers, including the NEOs. The Compensation Committee considers the performance of the Company, internal pay equity and market rates, among other factors. The Compensation Committee did not change the base salaries for any of the NEOs in 2025, except for Matthew Calkins, whose base salary was increased to $1,300,000 per year as of July 1, 2025.

The following table is a summary of each NEO's base salary levels for fiscal years 2025 and 2024 (all amounts presented are in whole dollars):

Name	2025	2024
Matthew Calkins	$1,300,000	$1,000,000
Srdjan Tanjga	$750,000	N/A
Mark Lynch	$1,000,000	$1,000,000
Robert Kramer	$850,000	$850,000
Mark Dorsey	$650,000	$650,000
Pavel Zamudio-Ramirez	$800,000	$800,000

Senior Executive Incentive Bonus Plan

For 2025, corporate performance goals under the Bonus Plan for Messrs. Kramer, Tanjga, and Zamudio-Ramirez were based on total software annual contract value growth and executive performance with respect to their departmental initiatives, subject to the percentage payable under the Bonus Plan not exceeding the percentage of the bonus payable to non-NEO eligible employees. The payout levels were set with a goal of having the Company achieve superior revenue growth rates in 2025, create the basis for growth in future periods through the renewal and expansion of subscription agreements with existing customers, and have executives align their departments to achieve long term corporate goals. Generally, the payout levels are set such that the relative difficulty of achieving the full amount is consistent from year to year.

For 2025, the Compensation Committee set corporate performance goals for Mr. Calkins under the Bonus Plan that were based 50% on total software annual contract value growth and 50% on the weighted rule-of-forty, a combined metric of the Company’s cloud subscription revenue growth rate and adjusted EBITDA margin (“WROF”).

The corporate performance goals for 2025 were calculated following the end of the year in accordance with the Company’s financial statements and disclosures and evaluation of the executive’s performance with respect to their departmental initiatives by an executive committee, based on their discretion. The following NEOs earned amounts under the Bonus Plan for 2025 (not including Stock Bonus Election Premiums): $1,600,000 for Mr. Calkins, $423,000 for Mr. Tanjga, $93,700 for Mr. Kramer, and $168,375 for Mr. Zamudio-Ramirez.

Customer Success Bonus Plan

For 2025, the target bonus opportunities for Mr. Zamudio-Ramirez were set at (1) $31,250 per quarter and (2) a separate $125,000 lump sum for the full year. The quarterly bonus opportunities were measured and paid on a quarterly basis based on the profit of the Customer Success organization, while the annual bonus opportunity was measured based on net revenue retention growth. Both the quarterly and annual bonuses were set to be earned ratably, between 0% achievement (0% payout) and 100% achievement (100% payout). Mr. Zamudio-Ramirez earned a bonus of $250,000 under the CS Bonus Plan for 2025.

Sales Commission Plan

Under our Sales Commission Plan for 2025, Mr. Dorsey earned a bonus of $719,893.

Long-Term Equity Incentive Compensation

Equity awards are granted under our 2017 Equity Incentive Plan (the “2017 Plan”), which was adopted by our Board and approved by our stockholders in 2017. In 2025, the Compensation Committee evaluated and approved the following equity awards under the 2017 Plan: 71,196 RSUs for Mr. Dorsey, 7,500 RSUs for Mr. Kramer, 300,788 RSUs for Mr. Tanjga, and 19,077 RSUs for Mr. Zamudio-Ramirez. Each of these awards vest over either a one-year or four-year period. No other NEOs received any equity awards in 2025, other than the RSUs Messrs. Calkins, Kramer, and Zamudio-Ramirez elected to receive under the Bonus Plan, in the amounts of 64,375, 3,770, and 2,259, respectively.

For 2025, Mr. Tanjga was also eligible for Performance Stock Awards (“PSAs”) under the Bonus Plan, the payout of which was tied to WROF. Mr. Tanjga received 65,108 PSAs for 2025. For additional details regarding our 2025 long-term equity incentive compensation, see “Grants of Plan-Based Awards for 2025” below.

Other Features of Our Executive Compensation Program

Employment Agreements

Messrs. Calkins, Kramer, and Zamudio-Ramirez have, and Mr. Lynch had, entered into the standard employment agreement all of our employees agree to when commencing employment with the Company. The terms of the standard employment agreement state the employee is an “at-will” employee and include provisions regarding non-competition, confidential information, and intellectual property. There are no provisions for additional payments upon termination or a change-of-control of the Company.

We previously entered into an employment agreement with Mr. Dorsey and in April 2025 entered into an employment agreement with Mr. Tanjga that include additional provisions to our standard employment agreement described above. These employment agreements provide for a severance payment of base salary for a period of six months, the vesting of unvested equity, and the payment of continued employment benefits for six months as discussed in additional detail below. We did not amend any of the employment agreements in 2025.

Section 401(k) Plan, Health, and Other Benefits

We offer certain retirement, health, and other benefits to all employees. Our NEOs are eligible to participate in these benefit plans on the same basis as all other employees.

We provide a 401(k) Retirement Savings Plan (the “401(k) Plan”) to eligible U.S. employees that is intended to qualify under Section 401(k) of the Code as a defined contribution retirement plan. The 401(k) Plan allows participants to make elective deferrals of a portion of their income as a contribution to a Section 401(k) profit sharing plan. Under the 401(k) Plan, the Company may, but is not required to, make matching contributions. For 2025, the Company made semi-monthly matching contributions of $1.00 per $1.00 of the employee’s contribution for such pay period, up to a maximum of 4% of the employee’s gross compensation for such pay period.

Our health and benefit plans include medical, dental, vision, critical illness, accident, hospital indemnity, disability, life, long and short-term disability insurance, and health savings and flexible spending accounts. All employees also receive flexible leave with no set maximum number of vacation days and a medical leave program that allows employees to take sick leave when they need it, up to 10 consecutive business days.

Perquisites and Other Personal Benefits

We do not believe it is appropriate at this time to provide special perquisites or benefits and thus our NEOs do not receive any personal benefits or perquisites that are not available on a non-discriminatory basis to all employees.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Section 162(m) of the Code generally places a limit of $1 million on the amount of compensation deductible by a company in any one year with respect to compensation paid to certain of its officers, called covered employees. While we are mindful of the benefit of tax deductibility of compensation, we also value the flexibility of compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, we may approve compensation that may not be fully deductible.

Accounting

Under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“ASC 718”), the Company is required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.

Other Compensation Policies and Practices

Clawback Policy

We seek to recover, to the extent practicable, performance-based compensation from our executive officers. Our Board adopted the Appian Corporation Compensation Recoupment Policy (the “Clawback Policy”) in accordance with Rule 10D-1 and the Nasdaq listing standards effective as of October 2, 2023. Under the Clawback Policy, our Compensation Committee will, to the extent permitted by law, recoup any incentive compensation (cash and equity) received by the Company’s executive officers in the event of a restatement of financial-based measures (regardless of whether detrimental conduct has occurred). In the case of a restatement of financial-based measures, the Board will reasonably promptly recover the amount by which the incentive compensation received exceeds the amount that would have been received if the error had not been made within the three years preceding the date on which the Board determines the financial measure contains a material error.

Insider Trading Policy

We maintain an insider trading policy that prohibits employees, directors, and consultants from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, or other inherently speculative transactions with respect to our stock. We do not have any stock ownership requirements in place for our NEOs or prohibitions on pledging our stock.

Equity Grant Practices

We generally grant RSUs to newly hired employees shortly after the employee’s start date and on an annual basis, in each case subject to prior approval of the Compensation Committee. All employees are eligible for merit-based equity grants periodically throughout the year, subject to the approval of the Compensation Committee. We do not time the granting of equity awards to coordinate with the release of material non-public information.

Compensation Risk Assessment

As part of its review of the compensation paid to our employees, including our NEOs, the Compensation Committee considers any risks arising from the design and elements of our compensation policies and practices. We have determined the mix and design of the elements of executive compensation do not encourage management to assume excessive risks, and any potential risks are not reasonably likely to have a material adverse effect on our Company as a whole.

SUMMARY COMPENSATION TABLE

The following table shows, for fiscal years 2025, 2024, and 2023, compensation awarded to, paid to, or earned by the Company’s Named Executive Officers as of December 31, 2025, in accordance with SEC rules. All amounts are presented in whole dollars.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Matthew Calkins(5) Chief Executive Officer	2025	1,150,000	—	1,760,000(2)	—	31,276	2,941,276
	2024	1,000,000	—	—	150,000	276	1,150,276
	2023	1,000,000	—	—	150,000	13,566	1,163,566
Srdjan Tanjga Chief Financial Officer	2025	448,864	423,000	8,000,000(9),(10)	—	13,571	8,885,435

Mark Lynch(6) Interim Chief Financial Officer	2025	437,500	833,333(8)	—	—	363	1,271,196
	2024	162,879	250,000(8)	174,866	—	66	587,811
	2023	—	—	—	—	—	—
Robert Kramer(5) General Manager	2025	850,000	—	353,700(2)	—	23,268	1,226,968
	2024	850,000	—	—	50,000	265	900,265
	2023	516,667	—	—	50,000	180	566,847
Mark Dorsey(11) Chief Revenue Officer	2025	650,000	—	2,100,000	719,893	31,516	3,501,409

Pavel Zamudio-Ramirez Chief Customer Officer	2025	800,000	168,375	646,738(2)	250,000	40,816(7)	1,905,929
	2024	800,000	—	196,271	170,680	4,206(7)	1,171,157
	2023	800,000	—	—	117,500	164,978(7)	1,082,478
(1)This column reflects the full grant date fair value of RSUs granted during the year measured pursuant to ASC 718, the basis for computing stock-based compensation in our consolidated financial statements. For RSU awards, the grant date fair value is calculated using the closing price of our Class A common stock on the date of grant. See Notes 2 and 10 to our Annual Report on Form 10-K for the year ended December 31, 2025 for information regarding the value determination of the RSU awards. There is no assurance the grant date fair values will ever be realized by any Named Executive Officer. See the “Outstanding Equity Awards at December 31, 2025” table below for information on RSU awards granted to our Named Executive Officers that remained outstanding as of December 31, 2025.
(2)In 2025, we changed our annual corporate bonus program to provide eligible employees with the option to receive a portion or all of their earned annual bonuses, otherwise payable in cash, in the form of RSUs, with a 10% Stock Bonus Election Premium for selecting RSUs. The Stock Bonus Election Premium included in this column consists of the following for Messrs. Calkins, Kramer, and Zamudio-Ramirez, respectively: $160,000, $9,370, and $5,613. For RSU awards, the grant date fair value is calculated using the closing price of our Class A common stock on the date of grant. See Notes 2 and 10 to our Annual Report on Form 10-K for the year ended December 31, 2025 for information regarding the value determination of the RSU awards.
(3)Totals for Mr. Dorsey and Mr. Zamudio-Ramirez represent amounts earned by the NEO under the Sales Commission Plan and the Customer Success Bonus Plan, respectively. 2024 and 2023 totals for Mr. Calkins and Mr. Kramer represent amounts earned by the NEOs pursuant to our Corporate Bonus Plan.
(4)The amounts reported in this column include matching contributions to our 401(k) Plan or Roth IRA, life insurance premiums, HSA contributions, and home office allowances, which we provide to all eligible employees. See “Compensation Discussion and Analysis – Other Features of Our Executive Compensation Program.”
(5)Messrs. Calkins and Kramer are members of our Board but do not receive any additional compensation in their capacity as directors.
(6)Mr. Lynch did not receive compensation from us as an employee in 2023. Amounts for Mr. Lynch do not include the compensation he received from us while a non-employee director. See “Director Compensation” table below.
(7)Includes ESPP match of $2,250, which is a benefit available to all employees who participate in the ESPP.
(8)These amounts consist of retention bonus payments paid to the NEO for such year.
(9)The stock awards for Mr. Tanjga include a one-time sign-on grant of RSUs with a value of $5,000,000, vesting over four years at 25% per year and a recurring annual grant of RSUs with a value of $1,500,000 each year he is with the Company.

(10)Mr. Tanjga’s equity incentive plan compensation includes a recurring annual grant of performance stock awards with a value of up to $1,500,000 each year he is with the Company.
(11)Because Mr. Dorsey was not a Named Executive Officer in 2024, SEC rules do not require his compensation for that year to be reported.

GRANTS OF PLAN-BASED AWARDS FOR 2025

The following table shows certain information regarding grants of plan-based awards to the Named Executive Officers for the fiscal year ended December 31, 2025, including equity elected in 2025 to be received by the Named Executive Officer under the Senior Executive Incentive Bonus Plan. Mr. Lynch received stock for his service as a director while not serving as Interim Chief Financial Officer under the director compensation policy. See “2025 Director Compensation Table” below. The dollar values of cash payments under the Bonus Plan are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” above. For more information about our Bonus Plan, see “Compensation Discussion and Analysis - 2025 Executive Compensation Program - Senior Executive Incentive Bonus Plan.”

Name	Grant Date	All Other Stock Awards: Number of RSUs/PSAs(1)	All Other Option Awards: Number of Securities Underlying Options	Per Share Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Matthew Calkins	6/25/2025	64,375(9)	—	—	1,760,013
Mark Dorsey	2/11/2025	15,000(3)	—	—	500,100
	8/20/2025	18,132(4)	—	—	525,647
	11/4/2025	38,064(5)	—	—	1,100,050
Robert Kramer	2/11/2025	7,500(3)	—	—	250,050
	3/18/2025	3,770(9)	—	—	103,072
Srdjan Tanjga	8/5/2025	181,292(4)	—	—	5,000,033
	8/5/2025	54,388(4)	—	—	1,500,021
	4/17/2025	65,108(8)	—	—	1,500,088
Pavel Zamudio-Ramirez	5/6/2025	11,740(6)	—	—	360,066
	5/6/2025	7,337(7)	—	—	225,026
	3/18/2025	2,259(9)	—	—	61,761
(1)The RSU awards and PSAs were granted pursuant to our 2017 Plan. Each RSU, or PSA, as applicable, represents a contingent right to receive one share of our Class A Common Stock (or its cash equivalent, at our discretion).
(2)See Footnotes 1 and 2 to the “Summary Compensation Table” above, as applicable.
(3)The RSUs vest in four equal annual installments of 25% on each anniversary of March 5, 2025, provided the NEO provided continuous service to us through the vesting date;
(4)The RSUs vest in four equal annual installments of 25% on each anniversary of August 5, 2025, provided the NEO has provided continuous service to us through the vesting date.
(5)The RSUs vest in four equal annual installments of 25% on each anniversary of November 5, 2025, provided the NEO has provided continuous service to us through the vesting date.
(6)The RSUs vest in four equal annual installments of 25% on each anniversary of May 5, 2025, provided the NEO has provided continuous service to us through the vesting date.
(7)The RSUs vest on May 5, 2026, provided the NEO has provided continuous service to us through the vesting date.
(8)The terms of the PSAs were finalized on April 17, 2025, and the NEO was issued PSAs on February 26, 2026, after determination of the bonus payout. The PSAs vest in four equal annual installments commencing on March 5, 2026, provided the NEO has provided continuous service to us through each vesting date.
(9)In 2025, we changed our annual corporate bonus program to provide eligible employees with the option, via an election within 2 weeks after the new bonus program was announced, to receive a portion or all of their earned annual bonuses, otherwise payable in cash, in the form of RSUs, with a 10% Stock Bonus Election Premium for selecting RSUs. The NEO elected to receive this amount of their bonus in the form of RSUs. The NEO was issued immediately-vesting RSUs on February 26, 2026, after determination of the bonus payout.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025

The following table shows, for the fiscal year ended December 31, 2025, certain information regarding outstanding equity awards at fiscal year-end for the Named Executive Officers. The market value of the stock awards represents the market value of the shares of Class A common stock underlying the RSUs as of December 31, 2025, based on the closing price per share of our Class A common stock as reported on The Nasdaq Global Select Market of $35.42 on December 31, 2025.

	Option Awards(1)					Stock Awards (RSUs)(1)
Name	Option Grant Date	Number of Securities Underlying Unexercised Options: Exercisable(2)	Number of Securities Underlying Unexercised Options: Unexercisable(3)	Option Exercise Price(4)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(5)	Market Value of Shares or Units of Stock That Have Not Vested
Matthew Calkins	4/25/2017	100	—	$12.00	4/25/2027	—	$—
	6/8/2022	—	700,000(6)	$50.63	6/7/2032	—	$—
Mark Dorsey	—	—	—	$—	—	26,187(7)	$927,544
	—	—	—	$—	—	15,000(8)	$531,300
	—	—	—	$—	—	18,132(9)	$642,235
	—	—	—	$—	—	38,064(10)	$1,348,227
Robert C. Kramer	—	—	—	$—	—	7,500(11)	$265,650
Mark Lynch	7/20/2016	9,430	—	$9.46	7/20/2026	—	$—
	4/25/2017	20	—	$12.00	4/25/2027	—	$—
	4/25/2017	80	—	$80.00	4/25/2027	—	$—
Srdjan Tanjga	—	—	—	$—	—	235,680(12)	$8,347,786
Pavel Zamudio- Ramirez	—	—	—	$—	—	11,740(13)	$415,831
	—	—	—	$—	—	7,337(14)	$259,877
(1)All awards listed in this table and granted before our 2017 Plan became effective on May 24, 2017 were granted under the 2007 Stock Option Plan; all other awards listed in this table were granted under the 2017 Plan.
(2)The shares of Class B common stock reflected in this column are vested and exercisable.
(3)The shares of Class A common stock reflected in this column had not satisfied the option vesting requirements as of December 31, 2025.
(4)All of the option awards listed in the table were granted with a per share exercise price equal to or above the fair market value of our common stock on the date of the grant as determined in good faith by our Board.
(5)The shares of Class A common stock reflected in this column had not satisfied the RSU vesting requirements as of December 31, 2025.
(6)The option will vest in four installments of 25% each if (a) the average closing price per share of the Company's Class A common stock for a 365 calendar day period equals each of $175, $200, $225, and $250, respectively (the "Vesting Price Threshold") or (b) if the Company engages in a corporate transaction in which the Company's Class A common stock is valued at or above a Vesting Price Threshold, in each case prior to June 7, 2030.
(7)The RSUs were granted on November 5, 2024. 8,729 of the RSUs vest on each of November 5, 2026, November 5, 2027, and November 5, 2028, subject to the NEO’s continued service through each vesting date.
(8)The RSUs were granted on February 11, 2025. 3,750 of the RSUs vest on each of March 5, 2026, March 5, 2027, March 5, 2028 and March 5, 2029, subject to the NEO’s continued service through each vesting date.
(9)The RSUs were granted on August 20, 2025. 4,533 of the RSUs vest on each of August 5, 2026, August 5, 2027, August 5, 2028 and August 5, 2029, subject to the NEO’s continued service through each vesting date.
(10)The RSUs were granted on November 4, 2025. 9,516 of the RSUs vest on each of November 5, 2026, November 5, 2027, November 5, 2028, and November 5, 2029, subject to the NEO’s continued service through each vesting date.
(11)The RSUs were granted on February 11, 2025. 1,875 of the RSUs vest on each of March 5, 2026, March 5, 2027, March 5, 2028, and March 5, 2029, subject to the NEO’s continued service through each vesting date.
(12)The RSUs were granted on August 5, 2025. 58,920 of the RSUs vest on each of August 5, 2026, August 5, 2027, August 5, 2028, and August 5, 2029, subject to the NEO’s continued service through each vesting date.
(13)The RSUs were granted on May 6, 2025. 2,935 of the RSUs vest on each of May 5, 2026, May 5, 2027, May 5, 2028, and May 5, 2029, subject to the NEO’s continued service through each vesting date.
(14)The RSUs were granted on May 6, 2025 and vest on May 5, 2026, subject to the NEO’s continued service through the vesting date.

OPTION EXERCISES AND STOCK VESTED IN 2025

The following table presents, for each of the Named Executive Officers, on an aggregate basis, the number of shares of our common stock acquired upon the exercise of stock options and the vesting and settlement of RSUs during the fiscal year ended December 31, 2025, as well as the aggregate value realized on the exercise of stock options and the vesting and settlement of RSUs.

	Option Awards		Stock Awards (RSUs)
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Mark Dorsey	—	—	8,729	256,022
Pavel Zamudio-Ramirez	—	—	5,921	181,775
Mark Lynch	—	—	7,858	247,542
(1)The aggregate value realized upon the vesting of an RSU represents the aggregate market price of the shares of our Class A common stock on the vesting date.

EMPLOYMENT AGREEMENTS

Messrs. Calkins, Kramer, and Zamudio-Ramirez are employed under our standard employment agreement available to all employees. Our standard employment agreement does not provide for any payments at, following, or in connection with the resignation, severance, retirement, or other termination (including constructive termination) of the employee, a change in his or her responsibilities, or a change in control of the Company. The terms of Mr. Lynch’s engagement with us as Interim Chief Financial Officer was set forth in an engagement letter, detailed below. Each of our NEOs is an at-will employee. Regardless of the manner in which an NEO’s service terminates, the NEO is entitled to receive amounts earned during his term of service, including salary.

Mark Lynch. Pursuant to his engagement letter, during his time as Interim Chief Financial Officer, Mr. Lynch received a base salary at a rate of $1,000,000 per year, subject to all tax and other required withholdings. In addition, Mr. Lynch received a monthly bonus of $125,000 for the first six months of his employment as Interim CFO and then $166,666.67 thereafter. He also received a grant of RSUs with a value of $250,000 that vested on May 5, 2025.

Mark Dorsey. Pursuant to his employment agreement and as defined below, if Mr. Dorsey’s employment with us is terminated by us without “cause” or if Mr. Dorsey resigns his employment with us for Good Reason, in each case within 30 days prior to or one year following a Change in Control of the Company, Mr. Dorsey is entitled to receive (i) six months of base salary, (ii) full acceleration of vesting with respect to all then-unvested equity awards granted to Mr. Dorsey pursuant to our equity incentive plans, and (iii) payment of premiums for continued health benefits under COBRA for up to six months. Mr. Dorsey’s severance payments and benefits are conditioned on his complying with his post-termination obligations set forth in his employment agreement and signing a general release of claims in our favor.

Srdjan Tanjga. Pursuant to his employment agreement and as defined below, if Mr. Tanjga’s employment with us is terminated by us without “cause” or if Mr. Tanjga resigns his employment with us for Good Reason, in each case within 30 days prior to or one year following a Change in Control of the Company, Mr. Tanjga is entitled to receive (i) six months of base salary, (ii) full acceleration of vesting with respect to all then-unvested equity awards granted to Mr. Tanjga pursuant to our equity incentive plans, and (iii) payment of premiums for continued health benefits under COBRA for up to six months. Mr. Tanjga’s severance payments and benefits are conditioned on his complying with his post-termination obligations set forth in his employment agreement and signing a general release of claims in our favor.

“Change in Control” means the occurrence of (i) a change of ownership constituting more than 50% of the total voting power of Company stock (other than Mr. Calkins); (ii) a change in the effective control of the Company by replacement of a majority of the Board members during any twelve month period, which replacement is not endorsed by a majority of members of the Board or by vote of Mr. Calkins; or (iii) a change in ownership of a substantial portion of the Company’s assets, subject to certain limitations as set forth in each employment agreement.

“Good Reason” means (i) a material diminution in base compensation or target bonus; (ii) a material diminution in authority, duties, or responsibilities; (iii) a requirement to report to a corporate officer or Company employee other than the CEO; (iv) a material diminution in the employee’s budget; (v) a material change in the geographic location at which the employee must perform services; or (vi) any action or inaction that constitutes a material breach of the agreement by the Company, subject to certain limitations as set forth in each employment agreement.

EQUITY PLAN TERMS

Each of our NEOs holds equity awards in the form of either stock options and/or RSUs under the terms of the 2017 Plan and, for those awards granted prior to our IPO, the 2007 Stock Option Plan. The 2017 Plan and 2007 Stock Option Plan do not include provisions for automatic acceleration of vesting upon a change of control of us or other significant corporate transactions. Under the 2017 Plan, the portion of the RSU award that has not vested will be forfeited upon termination of the participant’s employment with us. Under the 2007 Stock Option Plan, if a participant is terminated for cause, any unexercised and exercisable stock options may not be exercised after termination. If the participant is terminated because of the death of the participant, the participant’s legal representative may exercise any unexercised and exercisable stock options for a period of one year after the participant’s death, and if the participant is terminated for any other reason, the participant has 30 days to exercise any unexercised and exercisable stock options. For a complete description of the terms of the plans, refer to the plan documents filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 19, 2026.

SUMMARY OF ESTIMATED AMOUNTS PAYABLE UPON A TERMINATION OR CHANGE IN CONTROL

The following table summarizes the estimated payments to be made to Messrs. Tanjga and Dorsey under the terms of each of their employment agreements in the event of a termination of employment without cause or for good reason in connection with a change in control, upon resignation, or death. In accordance with SEC regulations, the following table does not include any amount to be provided to a Named Executive Officer under any arrangement that does not discriminate in scope, terms, or operation in favor of the Named Executive Officer and that is available generally to all salaried employees. Also, the following table does not duplicate information already provided in the outstanding equity awards at fiscal year-end table, except to the extent the amount payable to the Named Executive Officer would be enhanced by the termination event. The amounts in the following table are hypothetical and based on SEC regulations. Actual payments will depend on the circumstances and timing of any termination.

In accordance with SEC regulations, for purposes of the quantitative disclosure in the following table, we have assumed the termination took place on December 31, 2025 under the terms of the current employment agreements, based on the NEOs compensation structure as of December 31, 2025, and the price per share of our common stock is the closing price of our Class A common stock as reported on the Nasdaq Global Market on December 31, 2025, or $35.42. All amounts are presented in whole dollars.

NEO Benefits and Payments upon Termination	Termination by Company Without Cause or by Employee for Good Reason, each in Connection with a Change in Control	Voluntary Termination	Death
Mark Dorsey
Severance Payment	$325,000	$—	$—
Acceleration of Equity Awards	3,449,306	—	—
Insurance Benefits	15,942	—	—
Total:	$3,790,248	$—	$—
Srdjan Tanjga
Severance Payment	375,000	—	—
Acceleration of Equity Awards	8,347,786	—	—
Insurance Benefits	—	—	—
Total:	$8,722,786	$—	$—
CEO PAY RATIO

Under SEC rules, we are required to provide a reasonable estimate of the ratio of the annual total compensation of Mr. Calkins, our CEO, to the median of the annual total compensation of our other employees. We identified the employee with annual total compensation at the median of the compensation of all of our employees (the “Median Employee”) by considering our employee population as of December 31, 2025 (the “Employee Population Determination Date”). We considered all individuals, excluding our CEO, who were employed by us (including our consolidated subsidiaries) on the Employee Population Determination Date, whether employed in the U.S. or outside the U.S., or on a full-time or part-time basis, including employees on a leave of absence. Contractors, interns, and other non-employees were not included in our employee population. The total number of our U.S. and non-U.S. employees considered for the calculation was 2,149.

To identify the Median Employee from the employee population described above, we determined each employee's compensation as the sum of the following components:

•Base pay - For hourly employees, base pay is calculated as the hourly rate in effect on December 31, 2025 multiplied by a reasonable estimate of hours worked during the year. For salaried employees, base pay is calculated as annual base salary in effect on December 31, 2025 regardless of the employee's hire date.
•Cash bonuses and commissions - For purposes of the calculation, our CEO's bonus was calculated as a cash bonus earned in 2025. For all other employees, cash bonuses and commissions reflect actual bonuses or commissions paid in 2025.
•Equity compensation - For all employees, equity compensation is calculated as the aggregate grant date fair value (as determined in accordance with footnote 1 of the Summary Compensation Table) of any equity awards granted in fiscal year 2025.
•Group term and basic life insurance premiums
•ESPP employer matches
•Health savings account employer matches
•401(k) employer matching contributions or employer retirement contributions to other government sponsored retirement plans.

For employees paid other than in U.S. dollars, we converted their compensation to U.S. dollars using exchange rates in effect as of December 31, 2025, as provided in our system of record for compensation information. We did not make any cost-of-living adjustments for employees outside of the United States. We believe our methodology provides a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended and based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the Median Employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by the Company in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.

For our last completed fiscal year, which ended December 31, 2025:

•The median of the annual total compensation of all of our employees (other than Mr. Calkins), including employees of our consolidated subsidiaries, was approximately $204,319.
•Mr. Calkins' annual total compensation for 2025, as reported in the Summary Compensation Table included in this Proxy Statement, was $2,941,276.
•Based on the above, for fiscal year 2025, the ratio of Mr. Calkins' annual total compensation to the median of the annual total compensation of all employees was approximately 14.40 to 1.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

Pay Versus Performance Table

The following table shows the total compensation for our NEOs for the past five fiscal years as set forth in the Summary Compensation Table, the compensation actually paid to our CEO and, on an average basis, to our other NEOs (in each case as defined by Item 402(v) of Regulation S-K), our total shareholder return (“TSR”), the TSRs of the NASDAQ Computer Index (our peer group) over the same period, and net income. All amounts other than per share amounts are presented in whole dollars.

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) ($)
					Total Return ($)	Peer Return ($)
2025	2,941,276	760,210	3,358,187	3,796,469	21.85	258.44	1,232,805
2024	1,150,276	(3,880,711)	1,017,885	574,812	20.23	203.26	(92,262,091)
2023	1,163,566	4,806,301	1,633,615	1,718,804	23.23	147.39	(111,440,577)
2022	19,850,643	11,929,759	1,096,056	566,043	20.09	88.54	(150,920,305)
2021	981,848	32,179,193	1,177,418	(1,516,719)	40.23	137.86	(88,640,479)

The following table is a reconciliation of amounts presented in the Summary Compensation Table and compensation actually paid in the preceding table. SEC rules require certain adjustments to be made to the Summary Compensation Table totals to determine compensation actually paid. Compensation actually paid does not necessarily represent cash or equity value transferred to the PEO or applicable NEO without restriction but rather is a value calculated under applicable SEC rules. In general, compensation actually paid is calculated as Summary Compensation Table total compensation adjusted to reflect the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date. All amounts presented are in whole dollars.

Year	Executives	Summary Compensation Table Total ($)	(-) Stock Awards ($)	(+ / -) Year-End Equity Value ($)	(+ / -) Change of Value of Prior Equity Awards ($)	(+ / -) Change in Value of Vested Equity Awards ($)	Compensation Actually Paid ($)
2025	CEO	2,941,276	1,760,000	—	(3,941,066)	—	760,210
	Other NEOs	3,358,187	(1,925,286)	2,362,181	12,779	(11,392)	3,796,469
2024	CEO	1,150,276	—	—	(5,030,987)	—	(3,880,711)
	Other NEOs(1)	1,017,885	(341,049)	295,543	(378,333)	(19,234)	574,812
2023	CEO	1,163,566	—	—	3,642,735	—	4,806,301
	Other NEOs	1,633,615	(379,575)	340,315	48,537	75,912	1,718,804
2022	CEO	19,850,643	(18,823,638)	10,903,054	—	(300)	11,929,759
	Other NEOs	1,096,056	(196,618)	124,357	(221,411)	(236,341)	566,043
2021	CEO	981,848	—	—	(1,951)	31,199,296	32,179,193
	Other NEOs	1,177,418	(461,751)	244,244	(1,508,089)	(968,541)	(1,516,719)
(1) Includes ($650,492) of compensation actually paid to Mr. Matheos during his tenure as Chief Financial Officer from January 1 to November 7, 2024, including ($1.8 million) of RSUs which were forfeited upon his termination.

Relationship Between Compensation Actually Paid and Performance Measures

The Company did not use any financial performance metrics to link compensation actually paid for the NEOs in 2025, except the portion of Mr. Zamudio-Ramirez’s bonus tied to gross profit of the Customer Success organization. Therefore, the Company has not included a Company-Selected Measure in the Pay versus Performance disclosure.

Comparison of Compensation Actually Paid, Company TSR, and Peer Group TSR
Compensation Actually Paid (in millions)
Company and Peer Group TSR
$40
$30
$20
$10
$0
$(10)
$300
$250
$200
$150
$100
$50
$0
$32.2
$(1.5)
$11.9
$0.6
$4.8
$1.7
$(3.9)
$0.6
$0.8
$3.8
$137.86
$88.54
$147.39
$203.26
$258.44
$40.23
$20.09
$23.23
$20.23
$21.85
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Company TSR
Peer Group TSR

Comparison of Compensation Actually Paid and Net Income
Compensation Actually Paid (in millions)
Net Income (in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
$(10)
$20
$0
$(20)
$(40)
$(60)
$(80)
$(100)
$(120)
$(140)
$32.2
$(88.6)
$(1.5)
$11.9
$0.6
$(150.9)
$(111.4)
$4.8
$1.7
$(92.3)
$0.6
$(3.9)
$1.2
$0.8
$3.8
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

Comparison of Company TSR and Peer Group TSR*
$350
$300
$250
$200
$150
$100
$50
$0
Total Shareholder Return
$100.00
$137.86
$88.54
$147.39
$203.26
$258.44
$40.23
$20.09
$23.23
$20.23
$21.85
December 31, 2020
December 31, 2021
December 31, 2022
December 31, 2023
December 31, 2024
December 31, 2025
Company TSR
Peer Group TSR

*Our peer group consists exclusively of the Nasdaq Computer Index.

2025 Performance Measures

The following table is a list of the most important performance measures (all non-financial) that are used by the Company to link compensation actually paid to company performance for the most recently completed fiscal year:

Alignment with corporate strategy
Total software annual contract value growth

DIRECTOR COMPENSATION

Non-Employee Director Compensation Arrangements

Our Board has adopted a director compensation policy for non-employee directors, which provides for cash and equity compensation. For 2025, under the policy, each non-employee director receives an annual board service retainer of $250,000, payable one-half in the form of cash and one-half in the form of fully-vested shares of our Class A common stock to be issued pursuant to our 2017 Plan. The number of shares of Class A common stock is determined by dividing the dollar amount of retainers to be paid in shares by the fair market value per share of our common stock on the date the retainer is payable, rounded down to the nearest whole share. All equity awards under this policy are also subject to the limitations on compensation payable to non-employee directors set forth in our 2017 Plan. The annual retainers are paid or granted, as applicable, in equal advance quarterly installments on the first day of each fiscal quarter in which the service occurs. Non-employee directors who join our Board at a time other than the first day of a fiscal quarter are paid and granted a prorated portion of the annual retainer. We also reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of our Board or any committee thereof. Additionally, Mr. Lynch received a salary of $437,500 in 2025 in addition to a cash bonus and stock awards for his services to us as Interim Chief Financial Officer. See above under “2025 Executive Compensation Program.”

2025 Director Compensation Table

The following table shows for the fiscal year ended December 31, 2025 certain information with respect to the compensation of all non-employee directors of the Company. Matthew Calkins, our CEO, Michael Beckley, our CTO, and Robert Kramer, our General Manager, are members of our Board and also employees, so they do not receive any additional compensation for their service as directors. Messrs. Calkins’ and Kramer’s compensation as Named Executive Officers are set forth above under “2025 Summary Compensation Table.” Mr. Link was not a director in 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Shirley A. Edwards	125,062	125,000	250,062
Carl “Boe” Hartman II	125,062	125,000	250,062
Barbara “Bobbie” Kilberg	125,062	125,000	250,062
Mark Lynch	71,134	71,085	142,219
William McCarthy	125,062	125,000	250,062
A.G.W. “Jack” Biddle, III(2)	125,062	125,000	250,062
(1)The value disclosed is the aggregate grant date fair value of 4,099 shares of Class A common stock granted to each of our non-employee directors, other than Mr. Lynch, who received 2,334 shares of Class A common stock for his partial year of service, computed in accordance with FASB ASC Topic 718. The number of shares of Class A common stock granted to each director was set using the closing price of our common stock as of the grant date.
(2)On November 4, 2025, Mr. Biddle resigned from the Board of Directors and the Audit Committee effective as of January 24, 2026.

The table below shows the aggregate number of option and RSU awards outstanding as of December 31, 2025, for each of our directors who is not a Named Executive Officer:

Name	Option awards(1), (2)	Unvested RSU awards
Barbara “Bobbie” Kilberg	43,200(3)	—
(1)All of the stock option awards listed in the table were granted under the 2007 Stock Option Plan.
(2)Fully vested.
(3)The stock option awards were awarded subject to a condition that prohibited exercise until we conducted a registered public offering of our shares. Such condition was satisfied for all of the stock option awards listed in the table following our initial public offering.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table shows information regarding our equity compensation plans as of December 31, 2025:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights(1)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
Equity compensation plans approved by security holders	3,060,456(3)	$40.41	1,297,053
Equity compensation plans not approved by security holders	—	—	—
Total	3,060,456	$40.41	1,297,053
(1)The weighted average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, which have no exercise price.
(2)Consists of shares available for future issuance under our 2017 Plan and the Appian Corporation Employee Stock Purchase Plan (“ESPP”). The number of shares available for future issuance under our ESPP is based on 1,000,000 shares we registered on Form S-8 and 288,585 shares purchased under the ESPP through December 31, 2025. Because the number of shares that may be purchased under the ESPP depends on each employee’s voluntary election to participate, contribution elections, and the fair market value of our Class A common stock at various future dates, the actual number of shares that may be purchased under the plan cannot be determined in advance.
(3)Of these shares, 947,706 were underlying then outstanding stock options and 2,112,750 were underlying then outstanding RSUs.
LIMITATIONS ON LIABILITY AND INDEMNIFICATION MATTERS

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our Board of Directors with discretion to indemnify our officers and employees when determined appropriate by the Board of Directors. In addition, we have entered into indemnification agreements with each of our directors and executive officers. These agreements provide for the indemnification of such persons for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact they are or were serving in such capacity. We have also obtained director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us.

TRANSACTIONS WITH RELATED PERSONS

Related Person Transactions Policy and Procedures

We have adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration, and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were, or will be participants and in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board of Directors, for review, consideration, and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction, and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy.

In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

In considering related person transactions, our Audit Committee or other independent body of our Board of Directors will take into account the relevant available facts and circumstances including, but not limited to:

•The risks, costs, and benefits to us;
•The impact on a director’s independence in the event the related person is a director, immediate family member of a director, or an entity with which a director is affiliated;
•The availability of other sources for comparable services or products; and
•The terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires, in determining whether to approve, ratify, or reject a related person transaction, our Audit Committee or other independent body of our Board of Directors must consider, in light of known circumstances, whether the transaction is in or consistent with our best interests and those of our stockholders, as our Audit Committee or other independent body of our Board of Directors determines in the good faith exercise of its discretion.

The transactions described below were approved by our Board of Directors considering similar factors to those described above.

Certain Related Person Transactions

We did not have any related person transactions since January 1, 2025 other than (1) the employment agreements we have entered into with certain of our executive officers as described in “Executive and Director Compensation – Executive Compensation – Employment Agreements and Arrangements” above, (2) the executive officer and director compensation arrangements, including equity awards, discussed in “Executive and Director Compensation” above, (3) indemnification agreements we have entered into with each of our directors and executive officers as described above under “Executive and Director Compensation – Limitations on Liability and Indemnification Matters,” and (4) ordinary course, non-preferential transactions with The Vanguard Group.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Appian stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, notify your broker. Holders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Jaye Campbell
General Counsel and Secretary
April 22, 2026

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, is available without charge upon written request to: Appian Corporation, 7950 Jones Branch Drive, McLean, Virginia 22102, Attention: Secretary.

APPENDIX A - NON-GAAP RECONCILIATION

NON-GAAP FINANCIAL MEASURES

In addition to reporting our financial information in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, we believe certain non-GAAP measures provide investors with meaningful insights into the Company's ongoing business performance. We believe the presentation of these non-GAAP financial measures helps to identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains, and other items included in our operating results. Investors should also consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of our financial results or financial condition as reported under GAAP.

The following table reconciles GAAP net income (loss) to adjusted EBITDA for the years ended December 31, 2025 and 2024 (in thousands):

	Year Ended December 31,
	2025	2024
Reconciliation of adjusted EBITDA:
GAAP net income (loss)	$1,233	$(92,262)
Other (income) expense, net	(26,685)	6,773
Interest expense	20,850	23,582
Income tax expense	5,211	1,054
Depreciation expense and amortization of intangible assets	9,706	10,030
Stock-based compensation expense	41,540	39,045
Litigation Expenses	10,407	4,602
JPI Amortization	12,508	15,795
Severance Costs	—	5,534
Lease Impairment and Lease-Related Charges	2,032	6,104
Adjusted EBITDA	$76,802	$20,257

APPENDIX B
Appian Corporation

Amended and Restated 2017 Equity Incentive Plan

Adopted by the Board of Directors: March 11, 2026 Approved by the Stockholders: [•]

1.    General.

(a)    Successor to and Continuation of Prior Plan. The Plan was originally adopted on May 9, 2017 and approved by the Company’s stockholders on May 25, 2017. This Amended and Restated Plan is hereby adopted on March 11, 2026, and has been approved by the Company’s stockholders on [•] and is effective as of such date of approval by the Company’s stockholders (the “Effective Date”).
(b)    Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.
(c)    Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.
(d)    Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.
2.    Administration.
(a)    Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)    Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)    To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.
(ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii)    To settle all controversies regarding the Plan and Awards granted under it.
(iv)    To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v)    To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.
(vi)    To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.
(vii)    To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.
(viii)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.
(ix)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x)    To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(xi)    To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.
(c)    Delegation to Committee.
(i)    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be construed as being to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(d)    Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and
(ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(x)(iii) below.
(e)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.    Shares Subject to the Plan.
(a)    Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued after the Effective Date, pursuant to Stock Awards will not exceed 24,197,610 shares (the “Share Reserve”), which number is the sum of (i) 14,197,610 shares previously approved by the Board and the Company’s stockholders as part of the Plan reserve prior to the Effective Date plus (ii) 10,000,000 new shares.
For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(b)    Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan. In addition, any Returning Shares will again become available for issuance under the Plan.
(c)    Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options granted after the Effective Date will be 10,000,000 shares of Common Stock.
(d)    Limitation on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Stock Awards granted under the Plan or otherwise during any one calendar year to any Non-Employee Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed $500,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes), or, with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, $1,000,000.
(e)    Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4.    Eligibility.
(a)    Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.
(b)    Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
5.    Provisions Relating to Options and Stock Appreciation Rights.
Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a)    Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.
(b)    Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)    Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:
(i)    by cash, check, bank draft or money order payable to the Company;
(ii)    pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)    if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v)    in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d)    Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e)    Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:
(i)    Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii)    Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)    Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)    Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)    Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date that is 90 days following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.
(h)    Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of

Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i)    Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j)    Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.
(k)    Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)    Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.
6.    Provisions of Stock Awards other than Options and SARs.
(a)    Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)    Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past or future services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)    Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)    Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv)    Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v)    Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.
(b)    Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(i)    Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)    Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)    Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)    Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)    Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(vi)    Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c)    Performance Awards.
(i)    Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.
(ii)    Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.
(iii)    Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(d)    Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7.    Covenants of the Company.
(a)    Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.
(b)    Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency, as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act or other securities or applicable laws, the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable law.
(c)    No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the tax treatment or time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8.    Miscellaneous.
(a)    Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(b)    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d)    No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be.
(e)    Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f)    Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g)    Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)    Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i)    Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)    Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)    Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(l)    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, including, without limitation, the Appian Corporation Compensation Recoupment Policy. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.    Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b)    Dissolution. Except as otherwise provided in the Stock Award Agreement, in the event of a Dissolution of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.
(c)    Transaction. The following provisions shall apply to Stock Awards in the event of a Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:
(i)    arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction);
(ii)    arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)    accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction;
(iv)    arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v)    cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and
(vi)    make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or other contingencies.
The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.
(d)    Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant.
10.    Plan Term; Earlier Termination or Suspension of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
11.    Choice of Law.
The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
12.    Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)    “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b)    “Award” means a Stock Award or a Performance Cash Award.
(c)    “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(d)    “Board” means the Board of Directors of the Company.
(e)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(f)    “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company;

(iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(g)    “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who, as of the date of determination, is either an executive officer or a Director and/or any entity in which an executive officer or a Director has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “D&O Entities”) or on account of the D&O Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the D&O Entities;
(iii)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the D&O Entities;
(iv)    the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation; or
(v)    individuals whoare members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.
(h)    “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(i)    “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(j)    “Common Stock” means the Class A Common Stock of the Company, par value $0.0001 per share, having one vote per share.
(k)    “Company” means Appian Corporation, a Delaware corporation.
(l)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(m)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(n)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
a.    a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
b.    a sale or other disposition of more than 50% of the outstanding securities of the Company;
c.    a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
d.    a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(o)    “Director” means a member of the Board.
(p)    “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(q)    “Dissolution” means when the Company, after having executed a certificate of dissolution with the State of Delaware (or other applicable state), has completely wound up its affairs. Conversion of the Company into a Limited Liability Company (or any other pass-through entity) will not be considered a “Dissolution” for purposes of the Plan.
(r)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(s)    “Entity” means a corporation, partnership, limited liability company or other entity.
(t)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(u)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of immediately prior to the date of determination, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(v)    “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
a.    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
b.    Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
c.    In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(w)    “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(x) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(y) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ee) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(ff) “Outside Director” means a Director who is not a current employee of the Company, is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director.
(gg) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(hh) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(ii) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).
(jj) “Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board:
(i) sales; (ii) revenues; (iii) assets; (iv) expenses; (v) market penetration or expansion; (vi) earnings from operations; (vi) earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization, incentives, service fees or extraordinary or special items, whether or not on a continuing operations or an aggregate or per share basis; (vii) net income or net income per common share (basic or diluted); (viii) return on equity, investment, capital or assets; (ix) one or more operating ratios; (x) borrowing levels, leverage ratios or credit rating; (xi) market share; (xii) capital expenditures; (xiii) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (xiv) stock price, dividends or total stockholder return; (xv) development of new technologies or products; (xvi) sales of particular products or services; (xvii) economic value created or added; (xviii) operating margin or profit margin; (xix) customer acquisition or retention; (xx) raising or refinancing of capital; (xxi) successful hiring of key individuals; (xxii) resolution of significant litigation; (xxiii) acquisitions and divestitures (in whole or in part); (xxiv) joint ventures and strategic alliances; (xxv) spin-offs, split-ups and the like; (xxvi) reorganizations; (xxvii) recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; (xxviii) or strategic business criteria, consisting of one or more objectives based on the following goals: achievement of timely development, design management or enrollment, meeting specified market penetration or value added, payor acceptance, patient adherence, peer reviewed publications, issuance of new patents, establishment of or securing of licenses to intellectual property, product development or introduction (including, without limitation, any clinical trial accomplishments, regulatory or other filings, approvals or milestones, discovery of novel products, maintenance of multiple products in pipeline, product launch or other product development milestones), geographic business expansion, cost targets, cost reductions or savings, customer satisfaction, operating efficiency, acquisition or retention, employee satisfaction, information technology, corporate development (including, without limitation, licenses, innovation, research or establishment of third party collaborations), manufacturing or process development, legal compliance or risk reduction, patent application or issuance goals, or goals relating to acquisitions, divestitures or other business combinations (in whole or in part), joint ventures or strategic alliances; and (xxix) other measures of performance selected by the Board or Committee.
(kk) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(ll) “Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee.
(mm) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(nn)    “Plan” means this Amended and Restated Appian Corporation 2017 Equity Incentive Plan.
(oo) “Prior Plan” means the 2007 Stock Option Plan, as amended from time to time in accordance with its terms.
(pp) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(rr) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(tt)    “Returning Shares” means any shares subject, at such time, to outstanding stock awards granted under the Prior Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise returned to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award.
(uu)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(vv)    “Securities Act” means the Securities Act of 1933, as amended.
(ww)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(xx) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(yy) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.
(aaa) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.
(bbb) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and
(ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(ccc) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(ddd) “Transaction” means a Corporate Transaction or a Change in Control.

APPIAN CORPORATION
7950 JONES BRANCH DRIVE
MCLEAN, VIRGINIA 22102

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1.

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01) Michael Beckley
02) Matthew Calkins
03) Carl Boe Hartman II
04) Robert C. Kramer
05) Shirley A. Edwards
06) Barbara Bobbie Kilberg
07) David Link
08) Mark Lynch

The Board of Directors recommends you vote FOR proposals 2 and 3.

The Board of Directors recommends you vote 1 YEAR for proposal 4.

	1 year	2 years	3 years	Abstain
4. To indicate, on an advisory basis, the preferred frequency of future stockholder advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 5.

	For	Against	Abstain
5. To approve the Appian Corporation Amended and Restated 2017 Equity Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] | Date | JOB # | Signature (Joint Owners) | Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000700460_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

APPIAN CORPORATION
Annual Meeting of Stockholders
June 3, 2026, 11:00 AM
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder hereby appoints Jaye Campbell and Angela Patterson individually as proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Appian Corporation that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, Eastern Time, on June 3, 2026, at www.virtualshareholdermeeting.com/APPN2026 and at any adjournment or postponement thereof. All previous proxies are hereby revoked.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000700460_2 R2.09.05.010